    As filed with the Securities and Exchange Commission on December 29, 2003
                                                             File Nos.: 33-35541
                                                                        811-6121

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933                      /X/
                        POST-EFFECTIVE AMENDMENT NO. 17                      /X/
                                     AND/OR
               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                                /X/
                               AMENDMENT NO. 18                              /X/

                                   ----------

                     MORGAN STANLEY PACIFIC GROWTH FUND INC.
                            (A Maryland Corporation)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397

                                BARRY FINK, ESQ.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   ----------

                                    COPY TO:
                             STUART M. STRAUSS, ESQ.
                          MAYER, BROWN, ROWE & Maw LLP
                                  1675 BROADWAY
                            NEW YORK, NEW YORK 10019

                                   ----------

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Post-Effective Amendment becomes effective. IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
             / / immediately upon filing pursuant to paragraph (b)
             /X/ on December 30, 2003 pursuant to paragraph (b) 60
             / / days after filing pursuant to paragraph (a)
             / / on (date) pursuant to paragraph (a)(2) of rule 485.

            AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

================================================================================

                                                            MORGAN STANLEY FUNDS


MORGAN STANLEY
PACIFIC GROWTH FUND


A MUTUAL FUND THAT SEEKS TO MAXIMIZE THE CAPITAL APPRECIATION OF ITS INVESTMENTS

[MORGAN STANLEY LOGO]



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED
UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL                          PROSPECTUS
OFFENSE.                                                       DECEMBER 30, 2003

CONTENTS

THE FUND

     Investment Objective                                                             1

     Principal Investment Strategies                                                  1

     Principal Risks                                                                  2

     Past Performance                                                                 4

     Fees and Expenses                                                                6

     Additional Investment Strategy Information                                       7

     Additional Risk Information                                                      8

     Fund Management                                                                  9

SHAREHOLDER INFORMATION

     Pricing Fund Shares                                                             10

     How To Buy Shares                                                               10

     How To Exchange Shares                                                          12

     How To Sell Shares                                                              14

     Distributions                                                                   15

     Tax Consequences                                                                16

     Share Class Arrangements                                                        17

FINANCIAL HIGHLIGHTS                                                                 25

MORGAN STANLEY FUNDS                                                  Inside Back Cover



This PROSPECTUS contains important information about the Fund. Please read it carefully and keep it for future reference.

THE FUND

INVESTMENT OBJECTIVE

[GRAPHIC]

Morgan Stanley Pacific Growth Fund Inc. seeks to maximize the capital appreciation of its investments.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

The Fund will normally invest at least 80% of its assets in common stocks (including depositary receipts) and other securities of companies which have a principal place of business in, or which derive a majority of their revenues from business in, Asia, Australia or New Zealand. The principal Asian countries include: Japan, Malaysia, Singapore, Hong Kong, Thailand, the Philippines, India, Indonesia, Taiwan and South Korea. The Fund's assets will be invested in at least three countries. The Fund, however, may invest more than 25% of its net assets in Japan, Hong Kong, Malaysia, South Korea and/or Taiwan. Thus, the investment performance of the Fund may be subject to the social, political and economic events occurring in those countries to a greater extent than other countries.


The Fund's "Investment Manager"--Morgan Stanley Investment Advisors Inc.--and its "Sub-Advisors"--Morgan Stanley Asset & Investment Trust Management Co., Limited and Morgan Stanley Investment Management Company--generally invest Fund assets in companies they believe have a high rate of earnings growth potential. They also select securities which, in their view, possess both on an absolute basis and as compared with other securities around the world, attractive price/earnings, price/cash flow and price/revenue ratios.


Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

The remaining 20% of the Fund's assets may be invested in fixed-income securities, convertible securities, securities of other investment companies, forward foreign currency exchange contracts and options on currencies. The Fund's fixed-income investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payments until maturity.

[SIDENOTE]

CAPITAL APPRECIATION

AN INVESTMENT OBJECTIVE HAVING THE GOAL OF SELECTING SECURITIES WITH THE POTENTIAL TO RISE IN PRICE RATHER THAN PAY OUT INCOME.

In pursuing the Fund's investment objective, the Investment Manager and/or Sub-Advisors have considerable leeway in deciding which investments they buy, hold or sell on a day-to-day basis--and which trading strategies they use. For example, the Investment Manager and/or Sub-Advisors in their discretion may determine to use some permitted trading strategies while not using others.


PRINCIPAL RISKS

[GRAPHIC]

There is no assurance that the Fund will achieve its investment objective. The Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

FOREIGN SECURITIES. The Fund's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitation on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in the Pacific region and/or a particular country in which the Fund invests could cause a substantial decline in value of the portfolio. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades. Delays in purchasing securities may result in the Fund losing investment opportunities. The inability to dispose of foreign securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of the securities.

The foreign securities in which the Fund invests may be issued by companies located in developing countries. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss (as well as gain) than securities of companies located in developed countries.

Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.


OTHER RISKS. The performance of the Fund also will depend on whether the Investment Manager and/or Sub-Advisors are successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments, including the risks associated with its investments in fixed-income securities, the securities of other investment companies, convertible securities forward foreign currency exchange contracts and options on currencies. For more information about these risks, see the "Additional Risk Information" section.


Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

[GRAPHIC]

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

[CHART]

ANNUAL TOTAL RETURNS--CALENDAR YEARS

1993      94.71%
1994     -17.52%
1995       3.96%
1996       4.83%
1997     -38.81%
1998     -10.52%
1999      68.44%
2000     -31.06%
2001     -20.70%
2002      -9.57%


THE BAR CHART REFLECTS THE PERFORMANCE OF CLASS B SHARES; THE PERFORMANCE OF THE OTHER CLASSES WILL DIFFER BECAUSE THE CLASSES HAVE DIFFERENT ONGOING FEES. THE PERFORMANCE INFORMATION IN THE BAR CHART DOES NOT REFLECT THE DEDUCTION OF SALES CHARGES; IF THESE AMOUNTS WERE REFLECTED, RETURNS WOULD BE LESS THAN SHOWN. YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2003 WAS 27.56%.


During the periods shown in the bar chart, the highest return for a calendar quarter was 35.58% (quarter ended December 31, 1993) and the lowest return for a calendar quarter was -28.63% (quarter ended December 31, 1997).

[SIDENOTE]

ANNUAL TOTAL RETURNS

THIS CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S CLASS B SHARES HAS VARIED FROM YEAR TO YEAR OVER THE PAST 10 CALENDAR YEARS.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2002)



                                                   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS  LIFE OF FUND
---------------------------------------------------------------------------------------------------------
   Class A(1)--Return Before Taxes                   -13.79%       -6.09%           --        -13.83%
---------------------------------------------------------------------------------------------------------
           MSCI World Index(2)                       -19.89%       -2.11%           --         -2.70%
---------------------------------------------------------------------------------------------------------
           Lipper Pacific Region Funds Index(3)       -8.37%       -3.30%           --         -9.74%
---------------------------------------------------------------------------------------------------------
   Class B(1)--Return Before Taxes                   -14.09%       -6.09%        -2.23%           --
---------------------------------------------------------------------------------------------------------
           Return After Taxes on Distributions(4)    -14.09%       -6.02%        -2.56%           --
---------------------------------------------------------------------------------------------------------
           Return After Taxes on Distributions
---------------------------------------------------------------------------------------------------------
           And Sale of Fund Shares                    -8.65%       -4.64%        -1.67%           --
---------------------------------------------------------------------------------------------------------
           MSCI World Index(2)                       -19.89%       -2.11%         6.26%           --
---------------------------------------------------------------------------------------------------------
           Lipper Pacific Region Funds Index(3)       -8.37%       -3.30%        -0.40%           --
---------------------------------------------------------------------------------------------------------
   Class C(1)--Return Before Taxes                   -10.40%       -5.65%           --        -13.51%
---------------------------------------------------------------------------------------------------------
           MSCI World Index(2)                       -19.89%       -2.11%           --         -2.70%
---------------------------------------------------------------------------------------------------------
           Lipper Pacific Region Funds Index(3)       -8.37%       -3.30%           --         -9.74%
---------------------------------------------------------------------------------------------------------
   Class D(1)--Return Before Taxes                    -8.75%       -4.80%           --        -12.73%
---------------------------------------------------------------------------------------------------------
           MSCI World Index(2)                       -19.89%       -2.11%           --         -2.70%
---------------------------------------------------------------------------------------------------------
           Lipper Pacific Region Funds Index(3)       -8.37%       -3.30%           --         -9.74%
---------------------------------------------------------------------------------------------------------



(1) CLASSES A, C AND D COMMENCED OPERATIONS ON JULY 28, 1997. CLASS B COMMENCED OPERATIONS ON OCTOBER 31, 1985.

(2) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK MARKETS INCLUDING SECURITIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 22 DEVELOPED MARKET COUNTRIES IN NORTH AMERICA, EUROPE, AND THE ASIA/PACIFIC REGION. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

(3) THE LIPPER PACIFIC REGION FUNDS INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING FUNDS (BASED ON NET ASSETS) IN THE LIPPER PACIFIC REGION FUNDS CLASSIFICATION. THE INDEX, WHICH IS ADJUSTED FOR CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS, IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT. THERE ARE CURRENTLY 10 FUNDS REPRESENTED IN THIS INDEX.

(4) THESE RETURNS DO NOT REFLECT ANY TAX CONSEQUENCES FROM A SALE OF YOUR SHARES AT THE END OF EACH PERIOD, BUT THEY DO REFLECT ANY APPLICABLE SALES CHARGES ON SUCH A SALE.

The above table shows after-tax returns for the Fund's Class B shares. The after-tax returns for the Fund's other Classes will vary from the Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.


[SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS WITH THOSE OF A BROAD MEASURE OF MARKET PERFORMANCE OVER TIME. THE FUND'S RETURNS INCLUDE THE MAXIMUM APPLICABLE SALES CHARGE FOR EACH CLASS AND ASSUME YOU SOLD YOUR SHARES AT THE END OF EACH PERIOD (UNLESS OTHERWISE NOTED).

FEES AND EXPENSES

[GRAPHIC]

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.

SHAREHOLDER FEES

                                                       CLASS A      CLASS B      CLASS C   CLASS D
-----------------------------------------------------------------------------------------------------
   Maximum sales charge (load) imposed on
   purchases (as a percentage of offering price)       5.25%(1)      None         None       None
-----------------------------------------------------------------------------------------------------
   Maximum deferred sales charge (load) (as a
   percentage based on the lesser of the offering
   price or net asset value at redemption)             None(2)       5.00%(3)     1.00%(4)   None

ANNUAL FUND OPERATING EXPENSES


                                                       CLASS A      CLASS B      CLASS C   CLASS D
-----------------------------------------------------------------------------------------------------
   Management fee                                       0.95%        0.95%        0.95%     0.95%
-----------------------------------------------------------------------------------------------------
   Distribution and service (12b-1) fees                0.24%        1.00%        1.00%     None
-----------------------------------------------------------------------------------------------------
   Other expenses                                       0.77%        0.77%        0.77%     0.77%
-----------------------------------------------------------------------------------------------------
   Total annual Fund operating expenses                 1.96%        2.72%        2.72%     1.72%


(1)  REDUCED FOR PURCHASES OF $25,000 AND OVER.
(2) INVESTMENTS THAT ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE ARE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE ("CDSC") OF 1.00% THAT WILL BE IMPOSED IF YOU SELL YOUR SHARES WITHIN ONE YEAR AFTER PURCHASE, EXCEPT FOR CERTAIN SPECIFIC CIRCUMSTANCES.
(3) THE CDSC IS SCALED DOWN TO 1.00% DURING THE SIXTH YEAR, REACHING ZERO THEREAFTER. SEE "SHARE CLASS ARRANGEMENTS" FOR A COMPLETE DISCUSSION OF THE CDSC.
(4)  ONLY APPLICABLE IF YOU SELL YOUR SHARES WITHIN ONE YEAR AFTER PURCHASE.

EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.

[SIDENOTE]

SHAREHOLDER FEES

THESE FEES ARE PAID DIRECTLY FROM YOUR INVESTMENT.

ANNUAL FUND OPERATING EXPENSES


THESE EXPENSES ARE DEDUCTED FROM THE FUND'S ASSETS AND ARE BASED ON EXPENSES PAID FOR THE FISCAL YEAR ENDED OCTOBER 31, 2003.

                     IF YOU SOLD YOUR SHARES:          IF YOU HELD YOUR SHAREHOLDER FEES
------------------------------------------------------------------------------------------
              1 YEAR  3 YEARS   5 YEARS   10 YEARS   1 YEAR  3 YEARS   5 YEARS    10 YEARS
------------------------------------------------------------------------------------------
   Class A    $ 714   $ 1,108   $ 1,527   $  2,690   $ 714   $ 1,108   $ 1,527   $   2,690
------------------------------------------------------------------------------------------
   Class B    $ 775   $ 1,144   $ 1,640   $  3,051   $ 275   $   844   $ 1,440   $   3,051
------------------------------------------------------------------------------------------
   Class C    $ 375   $   844   $ 1,440   $  3,051   $ 275   $   844   $ 1,440   $   3,051
------------------------------------------------------------------------------------------
   Class D    $ 175   $   542   $   933   $  2,030   $ 175   $   542   $   933   $   2,030



While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

ADDITIONAL INVESTMENT STRATEGY INFORMATION

[GRAPHIC]

This section provides additional information relating to the Fund's principal investment strategies.

As discussed in the "Principal Investment Strategies" section, the Fund will normally invest at least 80% of its assets in common stocks and other securities of companies which have a principal place of business in, or which derive a majority of their revenues from business in, Asia, Australia and New Zealand. These securities mainly will consist of equity securities, but may also include fixed-income securities. The fixed-income securities (including zero coupon securities) may be issued or guaranteed by the governments of Australia, New Zealand and countries in Asia. In addition, the Fund may invest in fixed-income securities that are, either alone or in combination with warrants, options or other rights, convertible to the common stock of a company.

OTHER GLOBAL SECURITIES. The Fund also may invest up to 20% of its assets in equity and/or fixed-income and convertible securities of companies located anywhere in the world, including the United States. The Fund furthermore may purchase securities issued by various agencies and instrumentalities of the U.S. Government.


INVESTMENT COMPANIES. The Fund may invest up to 10% of its net assets in securities issued by other investment companies. The Investment Manager and/or Sub-Advisors may view these investments as necessary to participate in certain foreign markets where foreigners are prohibited from investing directly in the securities of individual companies.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS AND OPTIONS ON CURRENCIES. The Fund's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Fund may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated. In addition, the Fund may invest in put and call options with respect to foreign currencies. Options may be used to seek to protect against a decline in currency prices or an increase in prices of currencies that may be purchased.

DEFENSIVE INVESTING. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager and/or Sub-Advisors believe it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


ADDITIONAL RISK INFORMATION

[GRAPHIC]

This section provides additional information relating to the principal risks of investing in the Fund.

FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

INVESTMENT COMPANIES. Any Fund investment in an investment company is subject to the underlying risk of that investment company's portfolio securities. For example, if the investment company held common stocks, the Fund also would be exposed to the risk of investing in common stocks. In addition to the Fund's fees and expenses, the Fund would bear its share of the investment company's fees and expenses.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS AND OPTIONS ON CURRENCIES. The Fund's participation in forward foreign currency exchange contracts also involves risks. If the Investment Manager and/or Sub-Advisors employ a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund's volatility and may involve a significant risk. In addition, if the Fund invests in options on currencies, its participation in these markets would subject the Fund's portfolio to certain risks. The Investment Manager's and/or Sub-Advisors' predictions of movements in the direction of the currency markets may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. The options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

CONVERTIBLE SECURITIES. The Fund also may invest a portion of its assets in convertible securities, which are securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A portion of these securities may include junk bonds, which have speculative characteristics.

FUND MANAGEMENT

[GRAPHIC]


The Fund has retained the Investment Manager--Morgan Stanley Investment Advisors Inc.--to provide administrative services, manage its business affairs and supervise the investment of its assets. The Investment Manager has, in turn, contracted with the Sub-Advisors--Morgan Stanley Asset & Investment Trust Management Co., Limited and Morgan Stanley Investment Management Company--to invest the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

The Sub-Advisors, together with its investment management affiliates, managed assets of approximately $394 billion as of September 30, 2003. Each Sub-Advisor is a wholly-owned subsidiary of Morgan Stanley. Morgan Stanley Asset & Investment Trust Management Co., Limited is located at Yebisu Garden Place Tower, 20-3, Ebisu 4-chome, Shibuya-ku, Tokyo, Japan 150-6009. Morgan Stanley Investment Management Company is located at 23 Church Street, 16-01 Capital Square, Singapore 049481.

The Fund's portfolio is managed within the Japanese Equity team and the Asian Equity team. John R. Alkire is a current member of the Japanese Equity team, and Ashutosh Sinha is a current member of the Asian Equity team.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. The Investment Manager pays each of the Sub-Advisors on a monthly basis a portion of the net management fees the Investment Manager receives from the Fund. For the fiscal year ended October 31, 2003, the Fund accrued total compensation to the Investment Manager amounting to 0.95% of the Fund's average daily net assets.


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.

THE INVESTMENT MANAGER IS WIDELY RECOGNIZED AS A LEADER IN THE MUTUAL FUND INDUSTRY AND HAD APPROXIMATELY $115 BILLION IN ASSETS UNDER MANAGEMENT OR ADMINISTRATION AS OF NOVEMBER 30, 2003.

SHAREHOLDER INFORMATION

PRICING FUND SHARES

[GRAPHIC]

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.


The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager and/or Sub-Advisors determine that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Directors. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the values of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.


HOW TO BUY SHARES

[GRAPHIC]


You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.


[SIDENOTE]

CONTACTING A FINANCIAL ADVISOR


IF YOU ARE NEW TO THE MORGAN STANLEY FUNDS AND WOULD LIKE TO CONTACT A MORGAN STANLEY FINANCIAL ADVISOR, CALL TOLL-FREE 1-866-MORGAN8 FOR THE TELEPHONE NUMBER OF THE MORGAN STANLEY OFFICE NEAREST YOU. YOU MAY ALSO ACCESS OUR OFFICE LOCATOR ON OUR INTERNET SITE AT: www.morganstanley.com/funds

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each #person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.


When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares.

MINIMUM INVESTMENT AMOUNTS


                                                                                   MINIMUM INVESTMENT
                                                                                -----------------------
INVESTMENT OPTIONS                                                               INITIAL     ADDITIONAL
-------------------------------------------------------------------------------------------------------
   Regular Accounts                                                             $  1,000      $  100
-------------------------------------------------------------------------------------------------------
   Individual Retirement Account                                                $  1,000      $  100
-------------------------------------------------------------------------------------------------------
   Coverdell Education Savings Account                                          $    500      $  100
-------------------------------------------------------------------------------------------------------
   EASYINVEST(R)
   (Automatically from your checking or savings account or Money Market Fund)   $    100*     $  100*


 * PROVIDED YOUR SCHEDULE OF INVESTMENTS TOTALS $1,000 IN TWELVE MONTHS.


There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code or (ii) certain other investment programs that do not charge an asset-based fee; or (4) employer-sponsored employee benefit plan accounts.


[SIDENOTE]


EASYINVEST(R)


A PURCHASE PLAN THAT ALLOWS YOU TO TRANSFER MONEY AUTOMATICALLY FROM YOUR CHECKING OR SAVINGS ACCOUNT OR FROM A MONEY MARKET FUND ON A SEMI-MONTHLY, MONTHLY OR QUARTERLY BASIS. CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE.

INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER INVESTORS/CLASS D SHARES. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this PROSPECTUS.

SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:
- Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).
- Make out a check for the total amount payable to: Morgan Stanley Pacific Growth Fund.
- Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.

HOW TO EXCHANGE SHARES

[GRAPHIC]


PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or the Limited Duration U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this PROSPECTUS for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

Exchanges may be made after shares of the fund acquired by purchase have been held for 30 days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent--Morgan Stanley Trust--and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Morgan Stanley Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.


An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares--and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

LIMITATIONS ON EXCHANGES. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

CDSC CALCULATIONS ON EXCHANGES. See the "Share Class Arrangements" section of this Prospectus for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.

HOW TO SELL SHARES

[GRAPHIC]

You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS                       PROCEDURES

Contact Your                  To sell your shares, simply call your Morgan
Financial Advisor             Stanley Financial Advisor or other authorized
                              financial representative. Payment will be sent to
                              the address to which the account is registered, or
                              deposited in your brokerage account.

By Letter                     You can also sell your shares by writing a "letter
                              of instruction" that includes:
                              - your account number;
                              - the name of the Fund;
                              - the dollar amount or the number of shares you wish to sell;
                              - the Class of shares you wish to sell; and
                              - the signature of each owner as it appears on the account.

                              If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust at (800)
                              869-NEWS for a determination as to whether a particular institution is an eligible guarantor.)
                              A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

                              Mail the letter to Morgan Stanley Trust at P.O.
                              Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.

                              A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.

Systematic                    If your investment in all of the Morgan Stanley
Withdrawal Plan               Funds has a total market value of at least
                              $10,000, you may elect to withdraw amounts of $25
                              or more, or in any whole percentage of a fund's
                              balance (provided the amount is at least $25), on
                              a monthly, quarterly, semi-annual or annual basis,
                              from any fund with a balance of at least $1,000.
                              Each time you add a fund to the plan, you must
                              meet the plan requirements.

                              Amounts withdrawn are subject to any applicable
                              CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements" section of this Prospectus.

                              To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.

PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

TAX CONSIDERATIONS. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this PROSPECTUS and consult your own tax professional about the tax consequences of a sale.

REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.


INVOLUNTARY SALES. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EASYINVEST(R), if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.


MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

DISTRIBUTIONS

[GRAPHIC]

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

[SIDENOTE]

TARGETED DIVIDENDS(SM)

YOU MAY SELECT TO HAVE YOUR FUND DISTRIBUTIONS AUTOMATICALLY INVESTED IN OTHER CLASSES OF FUND SHARES OR CLASSES OF ANOTHER MORGAN STANLEY FUND THAT YOU OWN. CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE.

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders annually. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.


Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Morgan Stanley Financial Advisor or other authorized financial representative within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.


TAX CONSEQUENCES

[GRAPHIC]

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

-  The Fund makes distributions; and

-  You sell Fund shares, including an exchange to another Morgan Stanley Fund.


TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund. Under recently enacted legislation, ordinary income dividends you receive may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

If more than 50% of the Fund's assets are invested in foreign securities at the end of any fiscal year, the Fund may elect to permit shareholders to take a credit or deduction on their federal income tax return for foreign taxes paid by the Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.


When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this PROSPECTUS this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income for such year.



SHARE CLASS ARRANGEMENTS

[GRAPHIC]

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC--contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

  CLASS   SALES CHARGE                                                                                  MAXIMUM ANNUAL 12b-1 FEE
--------------------------------------------------------------------------------------------------------------------------------
    A     Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more; shares sold
          without an initial sales charge are generally subject to a 1.0% CDSC during the first year                0.25%
--------------------------------------------------------------------------------------------------------------------------------
    B     Maximum 5.0% CDSC during the first year decreasing to 0% after six years                                  1.00%
--------------------------------------------------------------------------------------------------------------------------------
    C     1.0% CDSC during the first year                                                                           1.00%
--------------------------------------------------------------------------------------------------------------------------------
    D     None                                                                                                      None

  CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C.

The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D shares.


The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:


                                                          FRONT-END SALES CHARGE
                                           ------------------------------------------------------
   AMOUNT OF                                     PERCENTAGE OF          APPROXIMATE PERCENTAGE
   SINGLE TRANSACTION                        PUBLIC OFFERING PRICE      OF NET AMOUNT INVESTED
-------------------------------------------------------------------------------------------------
   Less than $25,000                                 5.25%                       5.54%
-------------------------------------------------------------------------------------------------
   $25,000 but less than $50,000                     4.75%                       4.99%
-------------------------------------------------------------------------------------------------
   $50,000 but less than $100,000                    4.00%                       4.17%
-------------------------------------------------------------------------------------------------
   $100,000 but less than $250,000                   3.00%                       3.09%
-------------------------------------------------------------------------------------------------
   $250,000 but less than $500,000                   2.50%                       2.56%
-------------------------------------------------------------------------------------------------
   $500,000 but less than $1 million                 2.00%                       2.04%
-------------------------------------------------------------------------------------------------
   $1 million and over                               0.00%                       0.00%

The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:
-  A single account (including an individual, trust or fiduciary account).
- Family member accounts (limited to husband, wife and children under the age of 21).
- Pension, profit sharing or other employee benefit plans of companies and their affiliates.
-  Tax-exempt organizations.
-  Groups organized for a purpose other than to buy mutual fund shares.

COMBINED PURCHASE PRIVILEGE. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.


RIGHT OF ACCUMULATION. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other Morgan Stanley Funds you currently own which were previously


[SIDENOTE]


FRONT-END SALES CHARGE OR FSC


AN INITIAL SALES CHARGE YOU PAY WHEN PURCHASING CLASS A SHARES THAT IS BASED ON A PERCENTAGE OF THE OFFERING PRICE. THE PERCENTAGE DECLINES BASED UPON THE DOLLAR VALUE OF CLASS A SHARES YOU PURCHASE. WE OFFER THREE WAYS TO REDUCE YOUR CLASS A SALES CHARGES -- THE COMBINED PURCHASE PRIVILEGE, RIGHT OF ACCUMULATION AND LETTER OF INTENT.

purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.

You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.


LETTER OF INTENT. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.


OTHER SALES CHARGE WAIVERS. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or CDSC upon sale) if your account qualifies under one of the following categories:


- A trust for which a banking affiliate of the Investment Manager provides discretionary trustee services.


- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

- Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

- Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Trust serves as trustee,
   (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together, "Morgan Stanley Eligible Plans"), provided that, in the case of
   (i) and (ii) above, any such plan has at least 200 eligible employees.

- A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

- Insurance company separate accounts that have been approved by the Fund's distributor.

- A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and who used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) the client sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.

- Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

- Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

  CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

-------------------------------------------------------------------------------------------------
   YEAR SINCE PURCHASE PAYMENT MADE                CDSC AS A PERCENTAGE OF AMOUNT REDEEMED
-------------------------------------------------------------------------------------------------
   First                                                            5.0%
-------------------------------------------------------------------------------------------------
   Second                                                           4.0%
-------------------------------------------------------------------------------------------------
   Third                                                            3.0%
-------------------------------------------------------------------------------------------------
   Fourth                                                           2.0%
-------------------------------------------------------------------------------------------------
   Fifth                                                            2.0%
-------------------------------------------------------------------------------------------------
   Sixth                                                            1.0%
-------------------------------------------------------------------------------------------------
   Seventh and thereafter                                          None

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

[SIDENOTE]


CONTINGENT DEFERRED SALES CHARGE OR CDSC


A FEE YOU PAY WHEN YOU SELL SHARES OF CERTAIN MORGAN STANLEY FUNDS PURCHASED WITHOUT AN INITIAL SALES CHARGE. THIS FEE DECLINES THE LONGER YOU HOLD YOUR SHARES AS SET FORTH IN THE TABLE.

The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

CDSC WAIVERS. A CDSC, if otherwise applicable, will be waived in the case of:
- Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

- Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

-  Sales of shares held for you as a participant in a Morgan Stanley Eligible
   Plan.

- Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

- Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.


All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Morgan Stanley Financial Advisor or other authorized financial representative or call (800) 869-NEWS.


DISTRIBUTION FEE. Class B shares are subject to an annual distribution (12b-1) fee of 1.0% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. This fee is higher than the annual distribution fee paid by Class A.

CONVERSION FEATURE. After ten years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)


In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.


If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund or the Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.


EXCHANGING SHARES SUBJECT TO A CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period--one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

  CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.

DISTRIBUTION FEE. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

  CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

- Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.

- Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

- Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

- Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.

- Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

- Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

A purchase order that meets the requirements for investment in Class D can be made only in Class D shares.

Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts that have been approved by the Fund's distributor (regardless of the size of the investment).

MEETING CLASS D ELIGIBILITY MINIMUMS. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.

  NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

  PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. (Class D shares are offered without any distribution fee). The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request

CLASS A SHARES

FOR THE YEAR ENDED OCTOBER 31,                      2003           2002           2001           2000           1999
------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period             $     8.60     $     8.92     $    13.29     $    14.54     $      9.76
                                                 ----------     ----------     ----------     ----------     -----------
Income (loss) from investment operations:
  Net investment income (loss)++                      (0.02)         (0.05)         (0.03)         (0.10)           0.05
  Net realized and unrealized gain (loss)              3.27          (0.27)         (4.13)         (1.02)           4.73
                                                 ----------     ----------     ----------     ----------     -----------
Total income (loss) from investment operations         3.25          (0.32)         (4.16)         (1.12)           4.78
                                                 ----------     ----------     ----------     ----------     ----------
Less dividends from net investment income                --             --          (0.21)         (0.13)             --
                                                 ----------     ----------     ----------     ----------     -----------
Net asset value, end of period                   $    11.85     $     8.60     $     8.92     $    13.29     $     14.54
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                         37.79%         (3.59)%       (31.42)%        (8.10)%         48.98%
------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                               1.96%          1.88%          1.74%          1.60%           1.79%
Net investment income (loss)                          (0.17)%        (0.40)%        (0.38)%        (0.68)%          0.34%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands          $    4,931     $    4,089     $    3,131     $   15,646     $    10,048
Portfolio turnover rate                                  40%            32%            37%            37%            128%
------------------------------------------------------------------------------------------------------------------------

+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.

(1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

CLASS B SHARES

FOR THE YEAR ENDED OCTOBER 31,                      2003           2002           2001           2000           1999
------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period             $     8.53     $     8.89     $    13.11     $    14.39     $      9.73
                                                 ----------     ----------     ----------     ----------     -----------
Income (loss) from investment operations:
  Net investment loss++                               (0.08)         (0.11)         (0.13)         (0.23)          (0.06)
  Net realized and unrealized gain (loss)              3.15          (0.25)         (4.05)         (1.02)           4.72
                                                 ----------     ----------     ----------     ----------     -----------
Total income (loss) from investment operations         3.07          (0.36)         (4.18)         (1.25)           4.66
                                                 ----------     ----------     ----------     ----------     -----------
Less dividends from net investment income                --             --          (0.04)         (0.03)             --
                                                 ----------     ----------     ----------     ----------     -----------
Net asset value, end of period                   $    11.60     $     8.53     $     8.89     $    13.11     $     14.39
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                         35.99%         (4.05)%       (31.87)%        (8.86)%         47.89%
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                               2.72%          2.64%          2.55%          2.37%           2.56%
Net investment loss                                   (0.93)%        (1.16)%        (1.19)%        (1.45)%         (0.43)%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands          $  187,065     $  163,000     $  231,422     $  469,924     $   633,216
Portfolio turnover rate                                  40%            32%            37%            37%            128%
------------------------------------------------------------------------------------------------------------------------

+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.

(1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

CLASS C SHARES

FOR THE YEAR ENDED OCTOBER 31,                      2003           2002           2001           2000           1999
------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period             $     8.52     $     8.86     $    13.07     $    14.38     $      9.72
                                                 ----------     ----------     ----------     ----------     -----------
Income (loss) from investment operations:
  Net investment loss++                               (0.09)         (0.10)         (0.13)         (0.23)          (0.05)
  Net realized and unrealized gain (loss)              3.16          (0.24)         (4.05)         (1.00)           4.71
                                                 ----------     ----------     ----------     ----------     -----------
Total income (loss) from investment operations         3.07          (0.34)         (4.18)         (1.23)           4.66
                                                 ----------     ----------     ----------     ----------     -----------
Less dividends from net investment income                --             --          (0.03)         (0.08)             --
                                                 ----------     ----------     ----------     ----------     -----------
Net asset value, end of period                   $    11.59     $     8.52     $     8.86     $    13.07     $     14.38
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                         36.03%         (3.84)%       (31.89)%        (8.88)%         47.94%
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                               2.72%          2.47%          2.50%          2.37%           2.56%
Net investment loss                                   (0.93)%        (0.99)%        (1.14)%        (1.45)%         (0.43)%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands          $    7,718     $    3,182     $    3,880     $   11,219     $    12,278
Portfolio turnover rate                                  40%            32%            37%            37%            128%
------------------------------------------------------------------------------------------------------------------------

+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.

(1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

CLASS D SHARES

FOR THE YEAR ENDED OCTOBER 31,                      2003           2002           2001           2000           1999
------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period             $     8.68     $     8.96     $    13.35     $    14.61     $      9.78
                                                 ----------     ----------     ----------     ----------     -----------
Income (loss) from investment operations:
  Net investment income (loss)++                       0.00          (0.02)         (0.02)         (0.20)           0.06
  Net realized and unrealized gain (loss)              3.26          (0.26)         (4.11)         (0.91)           4.77
                                                 ----------     ----------     ----------     ----------     -----------
Total income (loss) from investment operations         3.26          (0.28)         (4.13)         (1.11)           4.83
                                                 ----------     ----------     ----------     ----------     -----------
Less dividends from net investment income                --             --          (0.26)         (0.15)             --
                                                 ----------     ----------     ----------     ----------     -----------
Net asset value, end of period                   $    11.94     $     8.68     $     8.96     $    13.35     $     14.61
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                         37.56%         (3.12)%       (31.19)%        (7.94)%         49.39%
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                               1.72%          1.64%          1.55%          1.37%           1.56%
Net investment income (loss)                           0.07%         (0.16)%        (0.19)%        (0.45)%          0.57%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands          $    8,581     $    5,518     $    6,284     $    5,125     $     2,489
Portfolio turnover rate                                  40%            32%            37%            37%            128%
------------------------------------------------------------------------------------------------------------------------

+ CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.

(1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

MORGAN STANLEY FUNDS


GLOBAL/INTERNATIONAL FUNDS

European Growth Fund
Fund of Funds--International Portfolio
Global Advantage Fund
Global Dividend Growth Securities
International Fund
International SmallCap Fund
International Value Equity Fund
Japan Fund
Latin American Growth Fund
Pacific Growth Fund

GROWTH FUNDS

Aggressive Equity Fund
American Opportunities Fund
Capital Opportunities Trust
Developing Growth Securities Trust
Growth Fund
KLD Social Index Fund
Market Leader Trust
Nasdaq-100 Index Fund
Small-Mid Special Value Fund
Special Growth Fund
Special Value Fund

GROWTH + INCOME FUNDS

Allocator Fund
Balanced Growth Fund
Balanced Income Fund
Convertible Securities Trust
Dividend Growth Securities
Fund of Funds--Domestic Portfolio
Fundamental Value Fund
Income Builder Fund
Mid-Cap Value Fund
S&P 500 Index Fund
Strategist Fund
Total Market Index Fund
Total Return Trust
Value Fund
Value-Added Market Series--Equity Portfolio

INCOME FUNDS

Federal Securities Trust
Flexible Income Trust
High Yield Securities
Limited Duration Fund (NL)
Limited Duration U.S. Treasury Trust
Liquid Asset Fund (MM)
Quality Income Trust
U.S. Government Money Market Trust (MM)
U.S. Government Securities Trust

SPECIALTY FUNDS

Biotechnology Fund
Financial Services Trust
Global Utilities Fund
Health Sciences Trust
Information Fund
Natural Resource Development Securities
Real Estate Fund
Utilities Fund

TAX-FREE INCOME FUNDS

California Tax-Free Daily Income Trust (MM)
California Tax-Free Income Fund
Hawaii Municipal Trust (FSC)
Limited Term Municipal Trust (NL)
Multi-State Municipal Series Trust (FSC)
New York Municipal Money Market Trust (MM)
New York Tax-Free Income Fund
Tax-Exempt Securities Trust
Tax-Free Daily Income Trust (MM)

THERE MAY BE FUNDS CREATED OR TERMINATED AFTER THIS PROSPECTUS WAS PUBLISHED. PLEASE CONSULT THE INSIDE BACK COVER OF A NEW FUND'S PROSPECTUS FOR ITS DESIGNATION, E.G., MULTI-CLASS FUND OR MONEY MARKET FUND.

UNLESS OTHERWISE NOTED, EACH LISTED MORGAN STANLEY FUND, EXCEPT FOR LIMITED DURATION U.S. TREASURY TRUST, IS A MULTI-CLASS FUND. A MULTI-CLASS FUND IS A MUTUAL FUND OFFERING MULTIPLE CLASSES OF SHARES. THE OTHER TYPES OF FUNDS ARE:
NL--NO-LOAD (MUTUAL) FUND; MM--MONEY MARKET FUND; FSC--A MUTUAL FUND SOLD WITH A FRONT-END SALES CHARGE AND A DISTRIBUTION (12b-1) FEE.

Additional information about the Fund's investments is available in the Fund's ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call: (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:
www.morganstanley.com/funds

Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

TICKER SYMBOLS:

CLASS A:            TGRAX
--------------------------
CLASS B:            TGRBX
--------------------------
CLASS C:            TGRCX
--------------------------
CLASS D:            TGRDX
--------------------------

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-6121)


Investments and services offered through Morgan Stanley Distributors Inc., member NASD.
(C)2003 Morgan Stanley

MORGAN STANLEY

                              MORGAN STANLEY FUNDS


                                                                  MORGAN STANLEY
                                                             PACIFIC GROWTH FUND


                                                                     37916 12/03



                                            A MUTUAL FUND THAT SEEKS TO MAXIMIZE
                                     THE CAPITAL APPRECIATION OF ITS INVESTMENTS


         [MORGAN STANLEY LOGO]



                                                                   PROPROSPECTUS
                                                               DECEMBER 30, 2003

STATEMENT OF ADDITIONAL INFORMATION                    MORGAN STANLEY
                                                       PACIFIC GROWTH
                                                       FUND INC.

DECEMBER 30, 2003




     This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus. The PROSPECTUS (dated December 30, 2003) for the Morgan Stanley Pacific Growth Fund Inc. may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.



Morgan Stanley
Pacific Growth Fund Inc.
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS


   I.  Fund History                                                                                            4
  II.  Description of the Fund and Its Investments and Risks                                                   4
       A. Classification                                                                                       4
       B. Investment Strategies and Risks                                                                      4
       C. Fund Policies/Investment Restrictions                                                               13
 III.  Management of the Fund                                                                                 15
       A. Board of Directors                                                                                  15
       B. Management Information                                                                              15
       C. Compensation                                                                                        22
  IV.  Control Persons and Principal Holders of Securities                                                    24
   V.  Investment Management and Other Services                                                               24
       A. Investment Manager and Sub-Advisors                                                                 24
       B. Principal Underwriter                                                                               25
       C. Services Provided by the Investment Manager and the Sub-Advisors                                    26
       D. Dealer Reallowances                                                                                 27
       E. Rule 12b-1 Plan                                                                                     27
       F. Other Service Providers                                                                             31
       G. Codes of Ethics                                                                                     31
  VI.  Brokerage Allocation and Other Practices                                                               31
       A. Brokerage Transactions                                                                              31
       B. Commissions                                                                                         32
       C. Brokerage Selection                                                                                 33
       D. Directed Brokerage                                                                                  33
       E. Regular Broker-Dealers                                                                              33
 VII.  Capital Stock and Other Securities                                                                     34
VIII.  Purchase, Redemption and Pricing of Shares                                                             34
       A. Purchase/Redemption of Shares                                                                       34
       B. Offering Price                                                                                      35
  IX.  Taxation of the Fund and Shareholders                                                                  36
   X.  Underwriters                                                                                           38
  XI.  Calculation of Performance Data                                                                        38
 XII.  Financial Statements                                                                                   39
XIII.  Morgan Stanley Investment Management Proxy Voting Policy and Procedures                        Appendix A

GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

     "CUSTODIAN" -- JPMorgan Chase Bank.

     "DIRECTORS" -- The Board of Directors of the Fund.

     "DISTRIBUTOR" -- Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "FINANCIAL ADVISORS" -- Morgan Stanley authorized financial services representatives.

     "FUND" -- Morgan Stanley Pacific Growth Fund Inc., a registered open-end investment company.


     "INDEPENDENT DIRECTORS" -- Directors who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company Act")) of the Fund.


     "INVESTMENT MANAGER" -- Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.

     "MORGAN STANLEY & CO." -- Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "MORGAN STANLEY DW" -- Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "MORGAN STANLEY FUNDS" -- Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.

     "MORGAN STANLEY SERVICES" -- Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.


     "SUB-ADVISORS" -- Morgan Stanley Asset & Investment Trust Management Co., Limited and Morgan Stanley Investment Management Company, each a wholly-owned subsidiary of Morgan Stanley.


     "TRANSFER AGENT" -- Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

I. FUND HISTORY

     The Fund was incorporated in the State of Maryland on June 13, 1990 under the name Dean Witter Pacific Growth Fund Inc. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Pacific Growth Fund Inc. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Pacific Growth Fund Inc.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

A. CLASSIFICATION

     The Fund is an open-end, diversified management investment company whose investment objective is to maximize the capital appreciation of its investments.

B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund may conduct its forward foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the forward foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with U.S. banks and their foreign branches, foreign banks, insurance companies and other dealers whose assets total $1 billion or more, or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     The Fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

     The Investment Manager and/or Sub-Advisors also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

     The Fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities.


     When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.


     Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

     OPTIONS AND FUTURES TRANSACTIONS. The Fund may engage in transactions in listed options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the United States) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the United States) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the United States) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the United States) or other clearing corporation or exchange, at the exercise price.


     COVERED CALL WRITING. The Fund is permitted to write covered call options on portfolio securities and on the U.S. dollar and foreign currencies in which they are denominated, without limit.

     The Fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities (or currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (or currencies) underlying the option decline in value.


     The Fund may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.


     A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

     Options written by the Fund normally have expiration dates of from up to 18 months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.


     COVERED PUT WRITING. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security (or currency). A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The aggregate value of the obligations underlying puts may not exceed 50% of the Fund's assets. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

     PURCHASING CALL AND PUT OPTIONS. The Fund may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets. The purchase of a call option would enable the Fund, in return for the premium paid to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

     OPTIONS ON FOREIGN CURRENCIES. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.

     OTC OPTIONS. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. government securities or with affiliates of such banks or dealers.

     RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability of the Investment Manager to forecast correctly interest rates, currency exchange rates and/or market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

     The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

     The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

     FUTURES CONTRACTS. The Fund may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and/or any foreign government fixed-income security, on various currencies and on such indexes of U.S. and foreign securities as may exist or come into existence.

     A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain.

If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

      MARGIN. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.


     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

     OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds (in the case of a call,) or is less than (in the case of a put) the exercise price of the option on the futures contract.


     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.


     LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Commodity Futures Trading Commission ("CFTC") recently eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment manager to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Investment Manager has claimed such as exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA") and, therefore, is not subject to the registration and regulatory requirements of the CEA, and therefore there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund's PROSPECTUS or STATEMENT OF ADDITIONAL INFORMATION. There is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.


     RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which the Fund seeks a hedge. A correlation may also be distorted
(a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds;
(b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements;
(c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Investment Manager may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.


     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal to the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.


     Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

     If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.


     MONEY MARKET SECURITIES. The Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:


     U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing

Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

     BANK OBLIGATIONS. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion. If the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

     COMMERCIAL PAPER. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

     REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.


     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Directors which are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Sub-Advisors. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.


     REVERSE REPURCHASE AGREEMENTS. The Fund may also use reverse repurchase agreements for purposes of meeting redemptions or as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. These transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when it will be to its advantage to do so.

     The Fund will establish a segregated account in which it will maintain cash, U.S. government securities or other appropriate liquid portfolio securities equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements may not exceed 10% of the Fund's total assets. The Fund will make no purchases of portfolio securities while it is still subject to a reverse repurchase agreement.

     ZERO COUPON SECURITIES. A portion of the securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

     A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

      LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its net assets.

     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value.

The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Sub-Advisors determine that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

     The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

     PRIVATE PLACEMENTS. The Fund may invest up to 10% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

     Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Sub-Advisors, pursuant to procedures adopted by the Directors, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 10% of the Fund's total assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

     WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may acquire warrants and subscription rights attached to other securities. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

     A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

     CONVERTIBLE SECURITIES. The Fund may invest in securities which are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.


     Up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as "junk bonds". Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.


     OTHER INVESTMENT VEHICLES. The Fund may acquire shares in other investment companies including foreign investment companies. Investment in foreign investment companies may be the sole or most practical means by which the Fund may participate in certain foreign securities markets. The Fund may invest in shares of various exchange-traded funds ("ETFs"), including exchange-traded index and bond funds. Exchange-traded index funds seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bonds rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an investment company, the Fund would bear its ratable share of that entity's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

C. FUND POLICIES/INVESTMENT RESTRICTIONS


     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.


The Fund will:

     1.  Seek to maximize the capital appreciation of its investments.

The Fund MAY Not:


     1. As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S. government, its agencies or instrumentalities).


     2. As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

     3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry.

     4. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or in accordance with the provisions of Section 12(d) of the Investment Company Act and any rules promulgated there under (e.g., the Fund may not invest in more than 3% of the outstanding voting securities of any investment company).


     5. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than 3 years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the U.S. government, its agencies or instrumentalities.


     6. Invest more than 10% of its total assets in illiquid securities and repurchase agreements which have a maturity of longer than seven days.

     7. Purchase or sell real estate or interests therein (including real estate limited partnerships), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

     8. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor these programs.

     9. Purchase or sell commodities or commodities contracts, except that the Fund may purchase or sell (write) interest rate, currency and stock and bond index futures contracts and related options thereon.

     10. Borrow money (except insofar as the Fund may be deemed to have borrowed by entrance into a reverse repurchase agreement up to an amount not exceeding 10% of the Fund's total assets), except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% of its total assets (not including the amount borrowed).

     11. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

     12. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase or reverse repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling futures contracts, forward foreign exchange contracts or options; (d) borrowing money; or (e) lending portfolio securities.

     13. Make loans of money or securities, except: (a) by the purchase of publicly distributed debt obligations; (b) by investment in repurchase or reverse repurchase agreements; or (c) by lending its portfolio securities.

     14. Make short sales of securities.

     15. Purchase securities on margin, except for short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

     16. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

     17. Invest for the purpose of exercising control or management of any other issuer.

     In addition, as a nonfundamental policy, the Fund will not invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the Investment Company Act.

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

III. MANAGEMENT OF THE FUND

A. BOARD OF DIRECTORS

     The Board of Directors of the Fund oversees the management of the Fund but does not itself manage the Fund. The Directors review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Directors also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Directors are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Director to exercise his or her powers in the interest of the Fund and not the Director's own interest or the interest of another person or organization. A Director satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Director reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION


     Effective July 31, 2003, the Board of Directors/Trustees (for ease of reference referred to herein as "Directors") of the Fund approved Joseph J. Kearns and Fergus Reid to serve as Independent Directors on the Board of the Fund, thereby consolidating the existing Board of the Fund with the Board of Directors/Trustees of the open-end and closed-end registered investment companies managed by Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Management Inc.

     DIRECTORS AND OFFICERS. The Board of the Fund consists of ten Directors. These same individuals also serve as directors or trustees for all of the funds advised by the Investment Manager (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds"). Seven Directors have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Directors. The other three Directors (the "Management Directors") are affiliated with the Investment Manager.

     The Independent Directors of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Director (as of July 31, 2003) and other directorships, if any, held by the Directors, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Manager and any funds that have an investment advisor that is an affiliated person of the Investment Manager (including but not limited to Morgan Stanley Investment Management Inc.).



                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                                                                             IN FUND
                          POSITION(S)  LENGTH OF                                             COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH    TIME        PRINCIPAL OCCUPATION(S) DURING           OVERSEEN       OTHER DIRECTORSHIPS HELD
 INDEPENDENT DIRECTOR     REGISTRANT    SERVED*                  PAST 5 YEARS**             BY DIRECTOR            BY DIRECTOR
------------------------- ----------- ----------- ----------------------------------       -------------   ------------------------
Michael Bozic (62)         Director    Since       Retired; Director or Trustee of the            216        Director of
c/o Mayer, Brown,                      April 1994  Retail Funds (since April 1994) and the                   Weirton Steel
Rowe & Maw LLP                                     Institutional Funds (since July 2003);                    Corporation.
Counsel to the                                     formerly Vice Chairman of Kmart
Independent Directors                              Corporation (December 1998- October
1675 Broadway                                      2000), Chairman and Chief Executive
New York, NY                                       Officer of Levitz Furniture Corporation
                                                   (November 1995- November 1998) and
                                                   President and Chief Executive Officer of
                                                   Hills Department Stores (May 1991- July
                                                   1995); formerly variously Chairman,
                                                   Chief Executive Officer, President and
                                                   Chief Operating Officer (1987-1991) of
                                                   the Sears Merchandise Group of Sears,
                                                   Roebuck & Co.



----------
* This is the earliest date the Director began serving the Retail Funds.Each Director serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                                                                             IN FUND
                           POSITION(S)   LENGTH OF                                           COMPLEX
NAME, AGE AND ADDRESS OF    HELD WITH     TIME         PRINCIPAL OCCUPATION(S) DURING     OVERSEEN         OTHER DIRECTORSHIPS HELD
 INDEPENDENT DIRECTOR      REGISTRANT     SERVED*               PAST 5 YEARS**             BY DIRECTOR            BY DIRECTOR
-------------------------  -----------  -----------  ----------------------------------   ---------------- -------------------------
Edwin J. Garn (71)          Director     Since        Director or Trustee of the Retail          216        Director of Franklin
c/o Summit Ventures LLC                  January      Funds (since January 1993) and the                    Covey (time
1 Utah Center                            1993         Institutional Funds (since July                       management systems),
201 S. Main Street                                    2003); member of the Utah Regional                    BMW Bank of North
Salt Lake City, UT                                    Advisory Board of Pacific Corp.;                      America, Inc.
                                                      formerly United States Senator                        (industrial loan
                                                      (R-Utah) (1974-1992) and Chairman,                    corporation), United
                                                      Senate Banking Committee                              Space Alliance
                                                      (1980-1986), Mayor of Salt Lake                       (joint venture
                                                      City, Utah (1971-1974), Astronaut,                    between Lockheed
                                                      Space Shuttle Discovery (April                        Martin and the
                                                      12-19, 1985), and Vice Chairman,                      Boeing Company) and
                                                      Huntsman Corporation (chemical                        Nuskin Asia Pacific
                                                      company).                                             (multilevel
                                                                                                            marketing); member
                                                                                                            of the board of
                                                                                                            various civic and
                                                                                                            charitable
                                                                                                            organizations.

Wayne E. Hedien (69)        Director     Since        Retired; Director or Trustee of the        216        Director of The PMI
c/o Mayer, Brown,                        September    Retail Funds (since September 1997)                   Group Inc. (private
Rowe & Maw LLP                           1997         and the Institutional Funds (since                    mortgage insurance);
Counsel to the                                        July 2003); formerly associated with                  T rustee and Vice
Independent Directors                                 the Allstate Companies (1966-1994),                   Chairman of The Field
1675 Broadway                                         most recently as Chairman of The                      Museum of Natural
New York, NY                                          Allstate Corporation (March 1993-                     History; director of
                                                      December 1994) and
                                                      Chairman and various
                                                      other business Chief
                                                      Executive Officer of
                                                      its wholly- and
                                                      charitable owned
                                                      subsidiary, Allstate
                                                      Insurance
                                                      organizations.
                                                      Company (July
                                                      1989-December 1994).

Dr. Manuel H. Johnson       Director     Since        Chairman of the Audit Committee and        216        Director of NVR, Inc.
(54)                                     July 1991    Director or Trustee of the Retail Funds               (home construction);
c/o Johnson Smick                                     (since July 1991) and the Institutional               Chairman and Trustee of
International, Inc.                                   Funds (since July 2003); Senior                       the Financial Accounting
2099 Pennsylvania                                     Partner, Johnson Smick                                Foundation (oversight
Avenue, N.W.                                          International, Inc., a consulting firm;               organization of the
Suite 950                                             Co-Chairman and a founder of the                      Financial Accounting
Washington, D.C.                                      Group of Seven Council (G7C), an                      Standards Board);
                                                      international economic commission;                    Director of RBS
                                                      formerly Vice Chairman of the Board of                Greenwich Capital
                                                      Governors of the Federal Reserve                      Holdings (financial
                                                      System and Assistant Secretary of the                 holding company).
                                                      U.S. Treasury.


------
* This is the earliest date the Director began serving the Retail Funds. Each Director serves an indefinite term, until his or her successor is elected.

** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

                                                                                          NUMBER OF
                                                                                         PORTFOLIOS
                                                                                           IN FUND
                          POSITION(S)   LENGTH OF                                          COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH     TIME        PRINCIPAL OCCUPATION(S) DURING        OVERSEEN       OTHER DIRECTORSHIPS HELD
 INDEPENDENT DIRECTOR     REGISTRANT     SERVED*              PAST 5 YEARS**             BY DIRECTOR           BY DIRECTOR
------------------------- -----------  ----------- ----------------------------------   ----------------  ------------------------
Joseph J. Kearns (61)      Director     Since       Deputy Chairman of the Audit                  217     Director of Electro Rent
PMB754                                  July 2003   Committee and Director or Trustee of                  Corporation (equipment
23852 Pacific                                       the Retail Funds (since July 2003)                    leasing), The Ford
Coast Highway                                       and the Institutional Funds (since                    Family Foundation, and
Malibu, CA                                          August 1994); previously Chairman of                  the UCLA Foundation.
                                                    the Audit Committee of the
                                                    Institutional Funds (October
                                                    2001-July 2003); President, Kearns &
                                                    Associates LLC (investment
                                                    consulting); formerly CFO of the
                                                    J. Paul Getty Trust.

Michael E. Nugent (67)     Director     Since       Chairman of the Insurance Committee           216     Director of various
c/o Triumph Capital, L.P.               July 1991   and Director or Trustee of the Retail                 business organizations.
445 Park Avenue                                     Funds (since July 1991) and the
New York, NY                                        Institutional Funds (since July
                                                    2001); General Partner of Triumph
                                                    Capital, L.P., a private investment
                                                    partnership; formerly Vice
                                                    President, Bankers Trust Company and
                                                    BT Capital Corporation (1984-1988).

Fergus Reid (71)             Director   Since       Chairman of the Governance                    217     Trustee and Director of
85 Charles Colman Blvd.                 July 2003   Committee and Director or T rustee                    certain investment
Pawling, NY                                         of the Retail Funds (since July                       companies in the
                                                    2003) and the Institutional Funds                     JPMorgan Funds
                                                    (since June 1992); Chairman of                        complex managed by
                                                    Lumelite Plastics Corporation.                        JPMorgan Investment
                                                                                                          Management Inc.


----------

* This is the earliest date the Director began serving the Retail Funds. Each Director serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

     The Directors who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Director (as of July 31, 2003) and the other directorships, if any, held by the Director, are shown below.



                                                                                            NUMBER OF
                                                                                           PORTFOLIOS
                                                                                            IN FUND
                           POSITION(S)   LENGTH OF                                          COMPLEX
NAME, AGE AND ADDRESS OF    HELD WITH     TIME        PRINCIPAL OCCUPATION(S) DURING        OVERSEEN       OTHER DIRECTORSHIPS HELD
 MANAGEMENT DIRECTOR       REGISTRANT     SERVED*              PAST 5 YEARS**             BY DIRECTOR            BY DIRECTOR
-------------------------  -----------  ----------- ----------------------------------   ----------------  ------------------------
Charles A. Fiumefreddo      Chairman     Since       Chairman and Director or Trustee of        216        None
(70)                        of the       July 1991   the Retail Funds (since July 1991)
c/o Morgan Stanley Trust    Board                    and the Institutional Funds (since
Harborside Financial        and                      July 2003); formerly Chief Executive
Center,                     Director                 Officer of the Retail Funds (until
Plaza Two,                                           September 2002).
Jersey City, NJ

James F. Higgins (55)       Director     Since       Director or Trustee of the Retail          216        Director of AXA
c/o Morgan Stanley Trust                 June        Funds (since June 2000) and the                       Financial, Inc. and The
Harborside Financial                     2000        Institutional Funds (since July 2003);                Equitable Life Assurance
Center,                                              Senior Advisor of Morgan Stanley (since               Society of the United
Plaza Two,                                           August 2000); Director of the                         States (financial
Jersey City, NJ                                      Distributor and Dean Witter Realty Inc.;              services).
                                                     previously President and Chief
                                                     Operating Officer of the Private Client
                                                     Group of Morgan Stanley (May 1999-
                                                     August 2000), and President and Chief
                                                     Operating Officer of Individual
                                                     Securities of Morgan Stanley (February
                                                     1997-May 1999).

Philip J. Purcell (60)      Director     Since       Director or Trustee of the Retail Funds    216        Director of American
1585 Broadway                            April 1994  (since April 1994) and the Institutional              Airlines, Inc. and its
New York, NY                                         Funds (since July 2003); Chairman of                  parent company, AMR
                                                     the Board of Directors and Chief                      Corporation.
                                                     Executive Officer of Morgan Stanley
                                                     and Morgan Stanley DW Inc.; Director
                                                     of the Distributor; Chairman of the
                                                     Board of Directors and Chief Executive
                                                     Officer of Novus Credit Services Inc.;
                                                     Director and/or officer of various
                                                     Morgan Stanley subsidiaries.


----------

* This is the earliest date the Director began serving the Retail Funds. Each Director serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

                           POSITION(S)       LENGTH OF
NAME, AGE AND ADDRESS OF    HELD WITH          TIME                         PRINCIPAL OCCUPATION(S) DURING
 EXECUTIVE OFFICER         REGISTRANT         SERVED*                               PAST 5 YEARS**
-------------------------  -----------      -----------            ----------------------------------------------------
Mitchell M. Merin (50)      President       Since May 1999         President and Chief Operating Officer of Morgan
1221 Avenue of the Americas                                        Stanley Investment Management Inc.; President,
New York, NY                                                       Director and Chief Executive Officer of the Investment
                                                                   Manager and Morgan Stanley Services; Chairman and
                                                                   Director of the Distributor; Chairman and
                                                                   Director of the Transfer Agent; Director of
                                                                   various Morgan Stanley subsidiaries; President of
                                                                   the Institutional Funds (since July 2003) and
                                                                   President of the Retail Funds and TCW/DW T erm
                                                                   Trust 2003 (since May 1999); Trustee (since July
                                                                   2003) and President (since December 2002) of the
                                                                   Van Kampen Closed-End Funds; Trustee (since May
                                                                   1999) and President (since October 2002) of the
                                                                   Van Kampen Open-End Funds.

Barry Fink (48)             Vice President  Since February 1997    General Counsel (since May 2000) and Managing
1221 Avenue of the Americas and General                            Director (since December 2000) of Morgan Stanley
New York, NY                Counsel                                Investment Management; Managing Director (since
                                                                   December 2000), Secretary (since February 1997)
                                                                   and Director (since July 1998) of the Investment
                                                                   Manager and Morgan Stanley Services; Assistant
                                                                   Secretary of Morgan Stanley DW; Vice President of
                                                                   the Institutional Funds (since July 2003);
                                                                   Managing Director, Secretary and Director of the
                                                                   Distributor; previously Secretary of the Retail
                                                                   Funds (February 1997-July 2003); previously Vice
                                                                   President and Assistant General Counsel of the
                                                                   Investment Manager and Morgan Stanley Services
                                                                   (February 1997-December 2001).

Ronald E. Robison (64)      Executive Vice  Since April 2003       Chief Global Operations Officer and Managing
1221 Avenue of the Americas President and                          Director of Morgan Stanley Investment Management
New York, NY                Principal                              Inc.; Managing Director of Morgan Stanley & Co.
                            Executive                              Incorporated; Managing Director of Morgan
                            Officer                                Stanley; Managing Director, Chief Administrative
                                                                   Officer and Director of the Investment Manager
                                                                   and Morgan Stanley Services; Chief Executive
                                                                   Officer and Director of the Transfer Agent;
                                                                   Managing Director and Director of the
                                                                   Distributors; Executive Vice President and
                                                                   Principal Executive Officer of the Institutional
                                                                   Funds (since July 2003); previously President and
                                                                   Director of the Institutional Funds (March
                                                                   2001-July 2003).

Joseph J. McAlinden (60)    Vice President  Since July 1995        Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas                                        Investment Manager and Morgan Stanley Investment
New York, NY                                                       Management Inc.; Director of the Transfer Agent, Chief
                                                                   Investment Officer of the Van Kampen Funds; Vice
                                                                   President of the Institutional Funds (since July
                                                                   2003) and the Retail Funds (since July 1995).

Stefanie V. Chang (37)      Vice President  Since July 2003        Executive Director of Morgan Stanley & Co. and Morgan
1221 Avenue of the Americas                                        Stanley Investment Management Inc. and Vice
New York, NY                                                       President of the Institutional Funds (since
                                                                   December 1997) and the Retail Funds (since July
                                                                   2003); formerly practiced law with the New York
                                                                   law firm of Rogers & Wells (now Clifford Chance
                                                                   LLP).

----------

* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.

                           POSITION(S)       LENGTH OF
NAME, AGE AND ADDRESS OF    HELD WITH          TIME                         PRINCIPAL OCCUPATION(S) DURING
 EXECUTIVE OFFICER         REGISTRANT         SERVED*                               PAST 5 YEARS**
-------------------------  -----------      -----------                 ------------------------------------------------
Francis J. Smith (38)        Treasurer and      Treasurer since        Executive Director of the Investment Manager and
c/o Morgan Stanley Trust     Chief Financial    July 2003 and Chief    Morgan Stanley Services (since December 2001);
Harborside Financial Center, Officer            Financial Officer      previously Vice President of the Retail Funds
Plaza Two,                                      since                  (September 2002-July 2003); previously Vice
Jersey City, NJ                                 September 2002         President of the Investment Manager and Morgan
                                                                       Stanley Services (August 2000-November 2001) and
                                                                       Senior Manager at PricewaterhouseCoopers LLP
                                                                       (January 1998-August 2000).

Thomas F. Caloia (57)        Vice President     Since July 2003        Executive Director (since December 2002) and
c/o Morgan Stanley Trust                                               Assistant T reasurer of the Investment Manager,
Harborside Financial Center,                                           the Distributor and Morgan Stanley Services;
Plaza Two,                                                             previously Treasurer of the Retail Funds (April
Jersey City, NJ                                                        1989-July 2003); formerly First Vice President of
                                                                       the Investment Manager, the Distributor and Morgan
                                                                       Stanley Services.

Mary E. Mullin (37)          Secretary          Since July 2003        Executive Director of Morgan Stanley & Co.
1221 Avenue of the Americas                                            Incorporated, Morgan Stanley Investment Management
New York, NY                                                           Inc. and the Investment Manager; Secretary of the
                                                                       Institutional Funds (since June 1999) and the
                                                                       Retail Funds (since July 2003); formerly
                                                                       practiced law with the New York law firms of
                                                                       McDermott, Will & Emery and Skadden, Arps,
                                                                       Slate, Meagher & Flom LLP.


----------

* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.

     In addition, the following individuals who are officers of the Investment Manager or its affiliates serve as assistant secretaries of the Fund: A. Thomas Smith III, Sara Badler, Lou Anne D. McInnis, Carsten Otto, Ruth Rossi, Marilyn
K. Cranney, Joanne Doldo, Kathleen Macpeak, Elisa Mitchell, Elizabeth Nelson, Sheldon Winicour and Bennett MacDougall.

     For each Director, the dollar range of equity securities beneficially owned by the Director in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Manager) for the calendar year ended December 31, 2002 is shown below. Messrs. Kearns and Reid did not serve as Directors of the Fund during the calendar year ended December 31, 2002.



                                                                                AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                                 ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                             DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND       BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
NAME OF DIRECTOR                       (AS OF DECEMBER 31, 2002)                           (AS OF DECEMBER 31, 2002)
-------------------------   --------------------------------------------------  --------------------------------------------------
INDEPENDENT:

Michael Bozic                                          None                                     over $100,000
Edwin J. Garn                                          None                                     over $100,000
Wayne E. Hedien                                        None                                     over $100,000
Dr. Manuel H. Johnson                                  None                                     over $100,000
Michael E. Nugent                                      None                                     over $100,000

INTERESTED:

Charles A. Fiumefreddo                         $10,001 - $50,000                                over $100,000
James F. Higgins                                       None                                     over $100,000
Philip J. Purcell                              $10,001 - $50,000                                over $100,000

     As to each independent Director and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

     INDEPENDENT DIRECTORS AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Directors. The Retail Funds seek as Independent Directors individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Directors serve as members of the Audit Committee. In addition, three Directors including two Independent Directors, serve as members of the Insurance Committee, and three Independent Directors serve as members of the Governance Committee.

     The Independent Directors are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Directors are required to select and nominate individuals to fill any Independent Director vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Audit Committee currently consists of Messrs. Bozic, Garn, Hedien, Johnson, Kearns, Nugent and Reid. Messrs. Kearns and Reid were appointed to the Audit Committee on July 31, 2003. During the Fund's fiscal year ended October 31, 2003, the Audit Committee held eight meetings.

     The Boards of the Retails Funds have a Governance Committee to (i) monitor and make recommendations on corporate governance matters and Board/committee policies and procedures; and (ii) oversee the periodic evaluations of the Board and any committees. The Governance Committee consists of Messrs. Bozic, Reid, and Garn. The Governance Committee was established on October 31, 2003. No meetings were held during the Fund's most recent fiscal year end.

     Finally, the Boards of the Retail Funds have formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's fiscal year ended October 31, 2003, the Insurance Committee held two meetings.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS DIRECTORS FOR THE RETAIL FUNDS AND INSTITUTIONAL FUNDS. The Independent Directors and the funds' management believe that having the same Independent Directors for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Directors for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Directors of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Directors arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Directors serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Directors, of the caliber, experience and business acumen of the individuals who serve as Independent Directors of the Retail Funds and Institutional Funds.

     DIRECTOR AND OFFICER INDEMNIFICATION. The Fund's Articles of Incorporation provides that no Director, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Director, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Articles of Incorporation provide that a Director, Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION

     Effective August 1, 2003, each Independent Director receives an annual retainer fee of $168,000 for serving the Retail Funds and Institutional Funds. In addition, each Independent Director receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year. The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee will receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Director is paid by the Retail Funds and Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and Institutional Funds based on the relative net assets of each of the funds/portfolios of the Retail Funds and Institutional Funds.

     Prior to August 1, 2003, the Fund paid each Independent Director an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Directors, the Independent Directors or Committees of the Board of Directors attended by the Director (the Fund paid the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Directors or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Directors and/or more than one Committee meeting (except an Audit Committee meeting), took place on a single day, the Directors were paid a single meeting fee by the Fund.

     The Fund also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company received no compensation or expense reimbursement from the Fund for their services as Director. The Fund pays Mr. Fiumefreddo an annual fee for his service as Chairman of the Board and for administrative services provided to the Board of Directors.

     The following table illustrates the compensation that the Fund paid to its Directors for the fiscal year ended October 31, 2003. Messrs. Kearns and Reid began serving as Directors of the Fund on July 31, 2003.

                                FUND COMPENSATION



                                                                           AGGREGATE
                                                                         COMPENSATION
NAME OF DIRECTOR                                                         FROM THE FUND
----------------                                                         -------------
Michael Bozic                                                               $ 1,159
Edwin J. Garn                                                                 1,159
Wayne E. Hedien                                                               1,159
Dr. Manuel H. Johnson                                                         1,579
Joseph J. Kearns                                                                109
Michael E. Nugent                                                             1,467
Fergus Reid                                                                     109
Charles A. Fiumefreddo                                                        3,806



     The following table illustrates the compensation paid to the Fund's Directors for the calendar year ended December 31, 2002 for services to the Morgan Stanley Retail Funds (consisting of 123 portfolios) that were in operation at December 31, 2002. None of the Fund's Directors received compensation from any other funds in the Fund Complex during the calendar year ended December 31, 2002 except for Messrs. Nugent, who also received compensation for his service as Director/Trustee to 13 Institutional funds (consisting of 90 portfolios). Messrs. Kearns and Reid began serving as Director/Trustee of the Morgan Stanley Retail Funds on July 31, 2003, and did not receive compensation from the Morgan Stanley Retail Funds for the calendar year ended December 31, 2002. Amounts shown in the table below for

Messrs Kearns and Reid reflect compensation received for their service as Director/Trustee to 14 Institutional Funds (consisting of 91 portfolios) during the calendar year ended December 31, 2002. The compensation below includes attendance at the Derivatives Committee meetings, two of which were held during the fiscal year ended October 31, 2003. The Derivatives Committee was eliminated on July 31, 2003.

               CASH COMPENSATION FROM MORGAN STANLEY FUND COMPLEX



                                                                           TOTAL CASH
                                                                          COMPENSATION
                                                                         FOR SERVICES TO
                                                                         MORGAN STANLEY
NAME OF DIRECTOR                                                          FUND COMPLEX
----------------                                                         ---------------
Michael Bozic                                                              $   159,650
Edwin J. Garn                                                                  159,650
Wayne E. Hedien                                                                158,950
Dr. Manuel H. Johnson                                                          226,063
Joseph J. Kearns*                                                               95,500
Michael E. Nugent                                                              296,475
Fergus Reid*                                                                    95,500
Charles A. Fiumefreddo                                                         360,000


----------

* Messrs. Kearns and Reid began serving the Retail Board on July 31, 2003. Amounts shown in the table above include certain amounts deferred by Messrs. Kearns and Reid during their service on the Board of the Institutional Funds in connection with a deferred fee arrangement, pursuant to which Messrs. Kearns and Reid may defer to a later date the receipt of Directors fees. The cumulative amounts deferred by Messrs. Kearns and Reid were $274,204 and $454,541, respectively.

     As of the date of this STATEMENT OF ADDITIONAL INFORMATION, 49 of the Morgan Stanley Retail Funds, including the Fund, have adopted a retirement program under which an Independent Director/Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director/Trustee of any Morgan Stanley Retail Funds that have adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Director/Trustee referred to as an "Eligible Director") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

     Currently, upon retirement, each Eligible Director is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036662% of such Eligible Compensation for each full month of service as an independent Director/Trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Director for service to the Adopting Fund in the five year period prior to the date of the Eligible Director's retirement. Benefits under the retirement program are accrued as expenses by the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.

     The following table illustrates the retirement benefits accrued to the Fund's Independent Directors by the Fund for the fiscal year ended October 31, 2003 and by the 49 Morgan Stanley Retail Funds (including the Fund) for the calendar year ended December 31, 2002, and the estimated retirement benefits for the Independent Directors, to commence upon their retirement, from the Fund as of October 31, 2003 and from the 49 Morgan Stanley Retail Funds as of December 31, 2002. For the calendar year ended December 31, 2002, no retirement benefits were accrued to the Independent Directors from any other funds in the Fund Complex. Messrs. Kearns and Reid began serving as Directors of the Funds on July 31, 2003. As of this STATEMENT OF ADDITIONAL INFORMATION, Messrs. Kearns and Reid do not participate in the retirement program.

----------
(1) An Eligible Director may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Director and his or her spouse on the date of such Eligible Director's retirement. In addition, the Eligible Director may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Director and spouse, will be the actuarial equivalent of the Regular Benefit.

      RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY RETAIL FUNDS



                                  FOR ALL ADOPTING FUNDS           RETIREMENT
                               ----------------------------         BENEFITS          ESTIMATED ANNUAL
                                 ESTIMATED                         ACCRUED AS              BENEFITS
                                 CREDITED                            EXPENSES        UPON RETIREMENT(2)
                                 YEARS OF       ESTIMATED      -------------------   -------------------
                                SERVICE AT    PERCENTAGE OF                BY ALL      FROM     FROM ALL
                                RETIREMENT      ELIGIBLE        BY THE    ADOPTING     THE      ADOPTING
NAME OF INDEPENDENT DIRECTOR   (MAXIMUM 10)   COMPENSATION       FUND      FUNDS       FUND       FUNDS
----------------------------   ------------   -------------    --------   --------   --------   --------
Michael Bozic                      10             60.44%        $  385    $ 18,457   $    967   $ 47,838
Edwin J. Garn                      10             60.44            682      23,881        985     47,878
Wayne E. Hedien                     9             51.37            745      34,473        837     40,842
Dr. Manuel H. Johnson              10             60.44            417      19,803      1,420     70,050
Michael E. Nugent                  10             60.44            746      32,362      1,269     62,646


----------

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Director's elections described in Footnote (1) on page 23.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     The following owned 5% or more of the outstanding shares of Class A of the Fund as of December 9, 2003: State Street Bank and Trust Co., FBO ADP/Morgan Stanley Alliance, 105 Rosemont Avenue, Westwood, MA 02090-2318 - 28.73%. The following owned 5% or more of the outstanding shares of Class C of the Fund as of December 9, 2003: Concorde Bank Limited, Attn: Gerard Lussan, The Corp
Center: PO Box 1161, Bush Hill Bay Street, Barbados, West Indies - 8.10%. The following owned 5% or more of the outstanding shares of Class D of the Fund as of December 9, 2003: Hare & Co., c/o The Bank of New York, PO Box 11203, New York, NY 10286-1203 - 68.81.


     As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of common stock of the Fund owned by the Fund's officers and Directors as a group was less than 1% of the Fund's shares of common stock outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES


A. INVESTMENT MANAGER AND SUB-ADVISORS


     The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


     The Sub-Advisors are Morgan Stanley Asset & Investment Trust Management Co., Limited and Morgan Stanley Investment Management Company, each a wholly-owned subsidiary of Morgan Stanley, whose addresses are Yebisu Garden Place Tower, 20-3, Ebisu 4-chome, Shibuya-ku, Tokyo, Japan 150-6009 and 23 Church Street, 16-01 Capital Square, Singapore 049481, respectively.

     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and to manage its business affairs and supervise the investment of the Fund's assets. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day:
0.95% to the portion of daily net assets not exceeding $1 billion; 0.90% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.85% to the portion of daily net assets exceeding $2 billion. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended October 31, 2001, 2002 and 2003, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $3,445,626, $2,161,316 and $1,632,818, respectively.

     The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.


     Pursuant to the sub-advisory agreements (the "Sub-Advisory Agreements"), each effective August 11, 2003, between the Investment Manager and each Sub-Advisor, the Sub-Advisors have been retained, subject to the overall supervision of the Investment Manager and the Trustees of the Fund, to continuously furnish investment advice concerning individual security selections, asset allocations and economic trends and to manage the Fund's portfolio. As compensation for its services, the Investment Manager pays each Sub-Advisor on a monthly basis a portion of the net management fees it receives from the Fund. For the fiscal years ended October 31, 2001, 2002 and for the period November 1, 2002 through August 10, 2003, the former sub-advisor, Morgan Stanley Investment Management Inc., accrued total compensation under the former sub-advisory agreement with the Investment Manager in the amounts of $1,378,250, $864,526 and $466,532, respectively. For the period August 11, 2003 through October 31, 2003, Morgan Stanley Asset & Investment Trust Management Co., Limited and Morgan Stanley Investment Management Company accrued compensation under their respective Sub-Advisory Agreements in the amounts of $86,892 and $99,703, respectively.

     In approving the Management Agreement and the Sub-Advisory Agreements, the Board of Directors, including the Independent Directors, considered the nature, quality and scope of the services provided by the Investment Manager and the Sub-Advisors, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Manager's expenses in providing the services, the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Directors met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Directors noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Directors weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Directors, including all of the Independent Directors, determined, in the exercise of its business judgment, that approval of the Management Agreement and the Sub-Advisory Agreements was in the best interests of the Fund and its shareholders.


B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER AND THE SUB-ADVISORS


     The Investment Manager supervises the investment of the Fund's assets. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously oversee the management of the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Management Agreement, the Investment Manager also maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.


     Pursuant to the Sub-Advisory Agreements, the Sub-Advisors have been retained, subject to the overall supervision of the Investment Manager, to continuously furnish investment advice concerning individual security selections, asset allocations and overall economic trends with respect to Pacific Basin issuers and to manage the portion of the Fund's portfolio invested in securities issued by issuers located in Asia, Australia and New Zealand. On occasion, the Sub-Advisors also provide the Investment Manager with investment advice concerning potential investment opportunities for the Fund which are available outside of Asia, Australia and New Zealand.


     Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Directors who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Directors.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.


     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Directors; provided that in either event such continuance is approved annually by the vote of a majority of the Directors who are not parties to the Management Agreement or the Sub-Advisory Agreements or are "Independent Directors," which votes must be cast in person at a meeting called for the purpose of voting on such approval.


D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12b-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets of Class B.

     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges (" CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended October 31, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).


                                     2003                    2002                     2001
                            ----------------------   ----------------------   ----------------------
Class A                        FSCs(1)  $   18,732     FSCs:(1)  $    7,325     FSCs:(1)  $  490,524
                              CDSCs     $   45,038    CDSCs:     $   36,368    CDSCs:     $  279,848
Class B                       CDSCs     $   99,557    CDSCs:     $  215,568    CDSCs:     $  536,250
Class C                       CDSCs     $    7,654    CDSCs:     $   15,004    CDSCs:     $    1,753


----------
(1)  FSCs apply to Class A only.

     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the NASD (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the NASD.


     Under the Plan and as required by Rule 12b-1, the Directors receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended October 31, 2003, of $1,580,046. This amount is equal to 1.00% of the average daily net assets of Class B shares for the fiscal year and was calculated pursuant to clause (b) of the compensation formula under the Plan. This 12b-1 fee is treated by the Fund as an expense in the year it is accrued. For the fiscal year ended October 31, 2003, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $12,995 and $40,734, respectively, which amounts are equal to 0.24% and 1.00% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.


     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

     With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) the Transfer Agent serves as Trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services. ("Morgan Stanley Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

     With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by Morgan Stanley Eligible Plans, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

     With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.

     With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice Program, the Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and the Morgan Stanley Choice Program).

     The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

     The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Directors, including, a majority of the Independent Directors. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Directors will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Directors will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.


     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended October 31, 2003 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $143,964,683 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 6.27% ($9,024,976) -- advertising and promotional expenses; (ii) 0.27% ($387,134) -- printing of prospectuses for distribution to other than current shareholders; and (iii) 93.46% ($134,552,573) -- other expenses, including the gross sales credit and the carrying charge, of which 12.82% ($17,254,383) represents carrying charges, 36.09% ($48,561,451) represents commission credits to Morgan Stanley DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other selected broker-dealer representatives, and 51.09% ($68,736,739) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended October 31, 2003 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $38,862,588 as of October 31, 2003 (the end of the Fund's fiscal year), which was equal to 20.77% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Directors will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized broker-dealer representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale totaled $2,878 in the case of Class C at December 31, 2002 (end of calendar year), which amount was equal to 0.094% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.


     No interested person of the Fund nor any Independent Director has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     On an annual basis, the Directors, including a majority of the Independent Directors, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Directors requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Directors considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Directors, including each of the Independent Directors, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Directors' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.


     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Directors in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than 30 days' written notice to any other party to the

Plan. So long as the Plan is in effect, the election and nomination of Independent Directors shall be committed to the discretion of the Independent Directors.


F. OTHER SERVICE PROVIDERS

(1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

(2) CUSTODIAN AND INDEPENDENT AUDITORS


     The JPMorgan Chase Bank, One Chase Plaza, New York, NY 10005, is the Custodian of the Fund's assets. The Custodian has contracted with various foreign banks and depositaries to hold portfolio securities of non-U.S. issuers on behalf of the Fund. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.


     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

(3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Manager and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G. CODES OF ETHICS


     The Fund, the Investment Manager, the Sub-Advisors and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.


VI. BROKERAGE ALLOCATION AND OTHER PRACTICES

A. BROKERAGE TRANSACTIONS


     Subject to the general supervision of the Directors, the Investment Manager and the Sub-Advisors are responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with non-affiliated dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

     For the fiscal years ended October 31, 2001, 2002 and 2003, the Fund paid a total of $950,516, $437,830 and $345,399, respectively, in brokerage commissions.


B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.


     During the fiscal years ended October 31, 2001, 2002 and 2003, the Fund did not effect any principal transactions with Morgan Stanley DW.


     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co., China International and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Directors, including the Independent Directors, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.


     During the fiscal years ended October 31, 2001, 2002 and 2003, the Fund did not pay any brokerage commissions to Morgan Stanley DW.

     During the fiscal years ended October 31, 2001, 2002 and 2003, the Fund paid a total of $7,730, $39,805 and $30,743, respectively, in brokerage commissions to Morgan Stanley & Co., which broker-dealer became an affiliate of the Investment Manager and of each Sub-Advisors on May 31, 1997. During the fiscal year ended October 31, 2003, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 8.90% of the total brokerage commissions paid by the Fund for this period and were paid on account of transactions having an aggregate dollar value equal to approximately 12.70% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

     During the fiscal years ended October 31, 2001, 2002 and 2003, the Fund paid a total of $0, $569 and $2,825, respectively, in brokerage commissions to China International Capital Corp. Limited, an affiliate of the Investment Manager and Sub-Advisors. During the fiscal year ended October 31, 2003, the brokerage commissions paid to China International Capital Corp. Limited represented approximately 0.82% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 0.71% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

     During the fiscal years ended October 31, 2001, 2002 and 2003, the Fund paid a total of $0, $0 and $487, respectively, in brokerage commissions to Morgan Stanley, S.V., S.A., an affiliate of the Investment Manager and Sub-Advisors. During the fiscal year ended October 31, 2003, the brokerage commissions paid to Morgan Stanley, S.V., S.A. represented approximately 0.14% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 0.15% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

     During the fiscal years ended October 31, 2001, 2002 and 2003, the Fund paid a total of $0, $0 and $5,487, respectively, in brokerage commissions to Morgan Stanley & Co. International Limited, an affiliate of the Investment Manager and Sub-Advisors. During the fiscal year ended October 31, 2003, the brokerage commissions paid to Morgan Stanley & Co. International Limited represented approximately

1.59% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 1.13% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.


C. BROKERAGE SELECTION


     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager and/or the Sub-Advisors from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager and/or the Sub-Advisors rely upon their experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

     In seeking to implement the Fund's policies, the Investment Manager and/or the Sub-Advisors effect transactions with those brokers and dealers who they believe provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager and/or the Sub-Advisors believe the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager and/or the Sub-Advisors. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager and/or the Sub-Advisors from brokers and dealers may be utilized by them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

     The Investment Manager, the Sub-Advisors and certain of their affiliates currently serve as investment managers to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager, the Sub-Advisors and their affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager, the Sub-Advisors and their affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.


D. DIRECTED BROKERAGE


     During the fiscal year ended October 31, 2003, the Fund paid $277,346 in brokerage commissions in connection with transactions in the aggregate amount of $127,060,199 to brokers because of research services provided.


E. REGULAR BROKER-DEALERS


     During the fiscal year ended October 31, 2003, the Fund purchased securities issued by General Electric Capital Corp., which issuer was among the ten brokers or ten dealers which executed transac-tions for or with the Fund in the largest dollar amounts during the period.
At October 31, 2003, the Fund held securities issued by General Electric Capital Corp. with a market value of $349,653.


VII. CAPITAL STOCK AND OTHER SECURITIES


     The Fund is authorized to issue two billion shares of common stock of $0.01 par value. Shares of the Fund, when issued, are fully paid, non-assessable, fully transferable and redeemable at the option of the holder. All shares are equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses have been paid. Except for agreements entered into by the Fund in its ordinary course of business within the limitations of the Fund's fundamental investment policies (which may be modified only by shareholder vote), the Fund will not issue any securities other than common stock.


     The Fund's Articles of Incorporation permits the Directors to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Directors have not presently authorized any such additional series or Classes of shares other than as set forth in the PROSPECTUS.

     The shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and in such event, the holders of the remaining less than 50% of the shares voting for the election of Directors will not be able to elect any person or persons to the Board.

     The Fund's By-Laws provide that one or more of the Fund's Directors may be removed, either with or without cause, at any time by the affirmative vote of the Fund's shareholders holding a majority of the outstanding shares entitled to vote for the election of Directors. A special meeting of the shareholders of the Fund will be called by the Fund's Secretary upon the written request of shareholders entitled to vote at least 10% of the Fund's outstanding shares. The Fund will also comply with the provisions of Section 16(c) of the Investment Company Act.


     All of the Directors, except for James F. Higgins, Joseph J. Kearns and Fergus Reid, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Directors themselves have the power to alter the number and the terms of office of the Directors (as provided for in the Articles of Incorporation), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Directors has been elected by the shareholders of the Fund.


VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES

A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's PROSPECTUS.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

B. OFFERING PRICE

     The Fund's Class B, Class C and Class D shares are offered at net asset value and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW and other authorized dealers as described in Section "V. Investment Management and Other Services -- E. Rule 12b-1 Plan." The price of Fund shares, called "net- asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.


     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager or the Sub-Advisors that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Directors. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

     Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Directors determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Directors.


     Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Directors. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.


     Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Directors.


     Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Directors.

IX. TAXATION OF THE FUND AND SHAREHOLDERS


     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.


     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.


     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options, futures transactions, and non-U.S. corporations classified as "passive foreign investment companies ("PFICs"). Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.


     If more than 50% of the Fund's assets are invested in foreign securities at the end of any fiscal year, the Fund may elect to permit shareholders to take a credit or deduction on their federal income tax return for foreign taxes paid by the Fund.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager and/or Sub-Advisors will select which securities #to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Under recently enacted legislation, ordinary income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009, and the maximum rate on dividends would move to 35% in 2009 and 39.6% in 2011.


     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short term capital gains.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, and the portion taxable as long-term capital gains.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.


     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate share-holders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.


     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

     If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS

     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. CALCULATION OF PERFORMANCE DATA


    AVERAGE ANNUAL RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                         PERIOD ENDING OCTOBER 31, 2003



                  INCEPTION
CLASS                DATE:        1 YEAR       5 YEARS      10 YEARS   LIFE OF FUND
-------           ---------       ------       -------      --------   ------------
Class A           07/28/97        30.56%         3.40%           --       -7.63%
Class B           10/31/85        30.99%         3.34%        -4.01%       2.28%
Class C           07/28/97        35.03%         3.73%           --       -7.49%
Class D           07/28/97        37.56%         4.75%           --       -6.62%



     In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns are as follows:

          AVERAGE ANNUAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                         PERIOD ENDING OCTOBER 31, 2003



                  INCEPTION
CLASS                DATE:        1 YEAR       5 YEARS      10 YEARS   LIFE OF FUND
-------           ---------       ------       -------      --------   ------------
Class A           07/28/97        37.79%         4.52%           --       -6.83%
Class B           10/31/85        35.99%         3.68%        -4.01%       2.28%
Class C           07/28/97        36.03%         3.73%           --       -7.49%
Class D           07/28/97        37.56%         4.75%           --       -6.62%



     In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the aggregate total returns are as follows:

          AGGREGATE TOTAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                         PERIOD ENDING OCTOBER 31, 2003



                  INCEPTION
CLASS                DATE:        1 YEAR       5 YEARS      10 YEARS   LIFE OF FUND
-------           ---------       ------       -------      --------   ------------
Class A           07/28/97        37.79%        24.74%           --      -35.76%
Class B           10/31/85        35.99%        19.83%       -33.60%      33.88%
Class C           07/28/97        36.03%        20.11%           --      -38.56%
Class D           07/28/97        37.56%        26.10%           --      -34.88%



     The Fund may also advertise the performance of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown/declined to the following amounts at October 31, 2003:



                                            INVESTMENT AT INCEPTION OF:
                       INCEPTION    --------------------------------------------
CLASS                     DATE:       $10,000         $50,000         $100,000
                       ---------    ------------    ------------    ------------
Class A                 07/28/97    $      6,087    $     30,835    $     62,313
Class B                 10/31/85          13,388          66,940         133,880
Class C                 07/28/97          76,144          30,720          61,440
Class D                 07/28/97          76,512          32,560          65,120



     The after tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns. Based on these calculations, the average annual total returns after taxes on distributions and after taxes on distributions and redemptions for Class B are as follows:

   AVERAGE ANNUAL AFTER-TAX RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                                     CLASS B
                         PERIOD ENDING OCTOBER 31, 2003



                                                      INCEPTION
CALCULATION METHODOLOGY                                  DATE:         1 YEAR        5 YEARS    10 YEARS     LIFE OF FUND
-----------------------                               ---------        ------        -------    --------     ------------
After taxes on distributions                           10/31/85        30.99%         3.41%      -4.34%          1.97%
After taxes on distributions and redemptions           10/31/85        20.14%         2.96%      -3.39%          1.88%


     The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.

XII. FINANCIAL STATEMENTS

     EXPERTS. The financial statements of the Fund for the fiscal year ended October 31, 2003 included in this STATEMENT OF ADDITIONAL INFORMATION and incorporated by reference in the PROSPECTUS have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.

                                      *****

     This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

Morgan Stanley Pacific Growth Fund Inc.
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2003

   NUMBER OF
    SHARES                                                           VALUE
-------------------------------------------------------------------------------
                 Common and Preferred Stocks
                 and Rights (96.7%)

                 Australia (8.2%)
                 AIRLINES
       670,738   Qantas Airways Ltd.                             $    1,711,178
                                                                 --------------
                 APPAREL/FOOTWEAR
       189,321   Billabong International Ltd.                           979,366
                                                                 --------------
                 BEVERAGES: NON-ALCOHOLIC
       102,000   Coca-Cola Amatil Ltd.                                  424,571
                                                                 --------------
                 CONTAINERS/PACKAGING
       165,250   Amcor Ltd.                                             992,649
                                                                 --------------
                 FINANCIAL CONGLOMERATES
       335,600   Promina Group Ltd.                                     787,399
                                                                 --------------
                 INVESTMENT TRUSTS/MUTUAL
                 FUNDS
       239,700   Macquarie Infrastructure
                   Group (Stapled Securities)++                         536,985
                                                                 --------------
                 LIFE/HEALTH INSURANCE
       188,400   Amp Ltd.                                               876,076
       188,400   AMP Ltd. (Rights)*                                      10,918
                                                                 --------------
                                                                        886,994
                                                                 --------------
                 MAJOR BANKS
       130,350   Australia and New Zealand
                   Banking Group Ltd.                                 1,639,707
        23,700   Australia and New Zealand
                   Banking Group Ltd. (Rights)*                          72,187
        80,950   Commonwealth Bank of
                   Australia                                          1,573,203
                                                                 --------------
                                                                      3,285,097
                                                                 --------------
                 MEDIA CONGLOMERATES
       215,200   News Corp., Ltd.                                     1,908,627
                                                                 --------------
                 OILFIELD SERVICES/EQUIPMENT
     1,250,000   Downer EDI Ltd.                                        777,370
                                                                 --------------
                 OTHER METALS/MINERALS
       243,751   BHP Billiton Ltd.                                    2,018,874
        73,700   Rio Tinto Ltd.                                       1,856,787
                                                                 --------------
                                                                      3,875,661
                                                                 --------------
                 PROPERTY - CASUALTY INSURERS
       119,950   QBE Insurance Group Ltd.                        $      873,117
                                                                 --------------
                 Total Australia                                     17,039,014
                                                                 --------------
                 China (0.4%)
                 ELECTRIC UTILITIES
       408,000   Huaneng Power International,
                   Inc. (Class H)                                       635,489
                                                                 --------------
                 INVESTMENT TRUSTS/MUTUAL
                 FUNDS
       100,000   Investment Co. of China**                              106,500
                                                                 --------------
                 Total China                                            741,989
                                                                 --------------
                 Hong Kong (10.4%)
                 ADVERTISING/MARKETING
                 SERVICES
       996,000   tom.com Ltd.*                                          320,525
                                                                 --------------
                 AIRLINES
       544,000   Cathay Pacific Airways, Ltd.                         1,039,892
                                                                 --------------
                 APPAREL/FOOTWEAR RETAIL
       561,000   Esprit Holdings Ltd.                                 1,762,039
                                                                 --------------
                 BROADCASTING
        64,000   Television Broadcasts Ltd.                             303,173
                                                                 --------------
                 BUILDING PRODUCTS
     2,678,000   Asia Aluminum Holdings Ltd.                            530,877
                                                                 --------------
                 CONSUMER SUNDRIES
        80,000   Moulin International
                   Holdings Ltd.                                         60,243
                                                                 --------------
                 ELECTRONIC EQUIPMENT/
                 INSTRUMENTS
       237,000   The Grande Holdings Ltd.                               250,164
                                                                 --------------
                 GAS DISTRIBUTORS
       587,000   Hong Kong & China Gas
                   Co., Ltd.                                            812,287
                                                                 --------------
                 INDUSTRIAL CONGLOMERATES
       213,000   Swire Pacific Ltd. (Class A)                         1,299,633
                                                                 --------------
                 MAJOR BANKS
       433,000   Bank of East Asia, Ltd.                              1,293,120
                                                                 --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

   NUMBER OF
    SHARES                                                           VALUE
-------------------------------------------------------------------------------
                 MISCELLANEOUS MANUFACTURING
       543,400   Johnson Electric Holdings Ltd.                  $      706,486
                                                                 --------------
                 OIL & GAS PRODUCTION
       907,000   CNOOC Ltd.                                           1,710,440
                                                                 --------------
                 PROPERTY - CASUALTY INSURERS
       160,000   PICC Property & Casualty
                   Company Ltd.*                                         37,448
                                                                 --------------
                 REAL ESTATE DEVELOPMENT
       573,400   Cheung Kong (Holdings) Ltd.                          4,779,256
       264,000   Great Eagle Holdings Ltd.                              302,452
       732,000   Henderson Land Development
                   Co., Ltd.                                          3,071,790
     1,169,000   Hysan Development Co., Ltd.                          1,692,894
                                                                 --------------
                                                                      9,846,392
                                                                 --------------
                 TOOLS/HARDWARE
       462,000   Techtronic Industries Co., Ltd.                      1,272,678
                                                                 --------------
                 WHOLESALE DISTRIBUTORS
       344,800   Li & Fung Ltd.                                         579,216
                                                                 --------------
                 Total Hong Kong                                     21,824,613
                                                                 --------------
                 India (2.6%)
                 ELECTRICAL PRODUCTS
       127,300   Bharat Heavy Electricals Ltd.                        1,352,194
                                                                 --------------
                 MAJOR BANKS
       364,000   Canara Bank Ltd.                                     1,079,634
                                                                 --------------
                 MOTOR VEHICLES
       115,000   Hero Honda Motors Ltd.                                 896,685
                                                                 --------------
                 OTHER METALS/MINERALS
         5,235   Gujarat Mineral Development
                   Corp. Ltd.                                            13,737
                                                                 --------------
                 PHARMACEUTICALS: OTHER
        43,200   Ranbaxy Laboratories Ltd.                              936,953
                                                                 --------------
                 REGIONAL BANKS
       696,000   Union Bank of India Ltd.                               717,035
                                                                 --------------
                 TEXTILES
       553,000   Alok Industries Ltd.                                   469,678
                                                                 --------------
                 Total India                                          5,465,916
                                                                 --------------
                 Indonesia (1.7%)
                 CONSTRUCTION MATERIALS
       917,500   PT Indocement Tunggal
                 Prakarsa Tbk*                                     $    207,836
                                                                 --------------
                 DEPARTMENT STORES
       778,000   PT Ramayana Lestari
                   Sentosa Tbk                                          430,289
                                                                 --------------
                 MAJOR TELECOMMUNICATIONS
     1,637,000   PT Telekomunikasi
                 Indonesia Tbk                                        1,155,801
                                                                 --------------
                 MOTOR VEHICLES
     1,706,923   PT Astra International Tbk*                            873,749
                 Regional Banks
       955,000   PT Bank Central Asia Tbk*                              396,137
     3,599,500   PT Bank Mandiri*                                       402,392
       635,000   PT Bank Rakyat Indonesia*                               65,383
                                                                 --------------
                                                                        863,912
                                                                 --------------
                 Total Indonesia                                      3,531,587
                                                                 --------------
                 Japan (49.4%)
                 AUTO PARTS: O.E.M.
       104,000   NIFCO Inc.                                           1,330,134
                                                                 --------------
                 BUILDING PRODUCTS
       202,000   Sanwa Shutter Corp.                                  1,151,295
                                                                 --------------
                 CHEMICALS: MAJOR DIVERSIFIED
       615,000   Mitsubishi Chemical Corp.                            1,610,035
                                                                 --------------
                 CHEMICALS: SPECIALTY
       334,000   Daicel Chemical Industries, Ltd.                     1,414,817
       460,000   Denki Kagaku Kogyo
                   Kabushiki Kaisha                                   1,396,600
       277,000   Kaneka Corp.                                         2,157,886
       147,000   Shin-Etsu Polymer Co., Ltd.                            892,610
                                                                 --------------
                                                                      5,861,913
                                                                 --------------
                 COMMERCIAL PRINTING/FORMS
       111,000   Dai Nippon Printing Co., Ltd.                        1,713,281
        69,000   Nissha Printing Co., Ltd.                              907,581
                                                                 --------------
                                                                      2,620,862
                                                                 --------------
                 COMPUTER PERIPHERALS
       110,600   Mitsumi Electric Co., Ltd.                           1,157,173
                                                                 --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

   NUMBER OF
    SHARES                                                           VALUE
-------------------------------------------------------------------------------
                 COMPUTER PROCESSING
                 HARDWARE
       405,000   Fujitsu Ltd.*                                   $    2,536,542
                                                                 --------------
                 ELECTRIC UTILITIES
        66,500   Tokyo Electric Power Co., Inc.                       1,417,530
                                                                 --------------
                 ELECTRICAL PRODUCTS
       157,000   Furukawa Electric Co., Ltd.                            593,691
                                                                 --------------
                 ELECTRONIC COMPONENTS
        38,100   TDK Corp.                                            2,493,591
                                                                 --------------
                 ELECTRONIC DISTRIBUTORS
        81,600   Ryosan Co., Ltd.                                     1,306,965
                                                                 --------------
                 ELECTRONIC EQUIPMENT/
                 INSTRUMENTS
        63,000   Canon, Inc.                                          3,046,632
       202,000   Casio Computer Co., Ltd.                             1,797,637
        29,400   Kyocera Corp.                                        1,769,185
       213,000   Matsushita Electric Industrial
                   Co., Ltd.                                          2,805,536
       350,000   NEC Corp.                                            3,089,265
       150,000   Ricoh Co., Ltd.                                      2,842,923
       662,000   Toshiba Corp.                                        2,653,777
                                                                 --------------
                                                                     18,004,955
                                                                 --------------
                 ELECTRONICS/APPLIANCES
        76,000   Fuji Photo Film Co., Ltd.                            2,238,342
        33,900   Rinnai Corp.                                           810,445
        60,000   Sony Corp.                                           2,088,901
                                                                 --------------
                                                                      5,137,688
                                                                 --------------
                 ENGINEERING & CONSTRUCTION
        87,000   Kyudenko Corp.                                         347,178
       299,000   Obayashi Corp.                                       1,361,685
        41,000   Sanki Engineering Co., Ltd.                            230,325
                                                                 --------------
                                                                      1,939,188
                                                                 --------------
                 FINANCE/RENTAL/LEASING
       110,400   Hitachi Capital Corp.                                1,480,229
                                                                 --------------
                 FOOD RETAIL
        79,100   FamilyMart Co., Ltd.                                 1,718,471
                                                                 --------------
                 FOOD: MEAT/FISH/DAIRY
        90,000   Nippon Meat Packers, Inc.                              897,464
                                                                 --------------
                 FOOD: SPECIALTY/CANDY
        56,500   House Foods Corp.                               $      611,172
                                                                 --------------
                 HOME BUILDING
       264,000   Sekisui Chemical Co., Ltd.                           1,298,282
       165,000   Sekisui House, Ltd.                                  1,618,353
                                                                 --------------
                                                                      2,916,635
                                                                 --------------
                 HOME FURNISHINGS
         8,700   Sangetsu Co., Ltd.                                     151,999
                                                                 --------------
                 INDUSTRIAL CONGLOMERATES
       385,000   Hitachi Ltd.                                         2,260,794
                                                                 --------------
                 INDUSTRIAL MACHINERY
       268,000   Amada Co., Ltd.                                      1,157,168
       239,000   Daifuku Co., Ltd.                                    1,051,504
       117,000   Daikin Industries Ltd.                               2,494,001
        64,300   Fuji Machine Mfg. Co. Ltd.                             847,514
       106,000   Fujitec Co., Ltd.                                      457,686
       690,000   Mitsubishi Heavy Industries,
                   Ltd.                                               1,894,191
       303,000   Tsubakimoto Chain Co.                                1,002,563
                                                                 --------------
                                                                      8,904,627
                                                                 --------------
                 INDUSTRIAL SPECIALTIES
        74,000   Lintec Corp.                                         1,069,539
       150,000   Toyo Ink Manufacturing
                   Co., Ltd.                                            556,313
                                                                 --------------
                                                                      1,625,852
                                                                 --------------
                 MAJOR TELECOMMUNICATIONS
           378   Nippon Telegraph &
                 Telephone Corp.                                      1,687,101
                                                                 --------------
                 METAL FABRICATIONS
       250,000   Minebea Co., Ltd.                                    1,422,598
                                                                 --------------
                 MISCELLANEOUS MANUFACTURING
       125,500   Kurita Water Industries Ltd.                         1,521,834
                                                                 --------------
                 MOTOR VEHICLES
       326,000   Nissan Motor Co., Ltd.                               3,650,868
       136,000   Suzuki Motor Corp.                                   1,965,639
        95,400   Toyota Motor Corp.                                   2,714,317
       100,000   Yamaha Motor Co., Ltd.                               1,133,533
                                                                 --------------
                                                                      9,464,357
                                                                 --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

   NUMBER OF
    SHARES                                                           VALUE
-------------------------------------------------------------------------------
                 MOVIES/ENTERTAINMENT
        45,100   TOHO Co., Ltd.                                  $      555,090
                                                                 --------------
                 OTHER TRANSPORTATION
        85,000   Mitsubishi Logistics Corp.                             739,433
                                                                 --------------
                 PHARMACEUTICALS: MAJOR
       118,800   Sankyo Co., Ltd.                                     1,900,627
                                                                 --------------
                 PHARMACEUTICALS: OTHER
        48,000   Ono Pharmaceutical Co., Ltd.                         1,666,758
        74,100   Yamanouchi Pharmaceutical
                   Co., Ltd.                                          1,859,067
                                                                 --------------
                                                                      3,525,825
                                                                 --------------
                 RAILROADS
           399   East Japan Railway Co.                               1,806,218
                                                                 --------------
                 REAL ESTATE DEVELOPMENT
       190,000   Mitsubishi Estate Co., Ltd.                          1,820,380
                                                                 --------------
                 RECREATIONAL PRODUCTS
        24,600   Nintendo Co., Ltd.                                   1,898,500
       158,300   Yamaha Corp.                                         3,187,297
                                                                 --------------
                                                                      5,085,797
                                                                 --------------
                 SEMICONDUCTORS
         9,700   Rohm Co., Ltd.                                       1,306,736
                                                                 --------------
                 TEXTILES
       136,000   Nisshinbo Industries, Inc.                             678,702
                                                                 --------------
                 WHOLESALE DISTRIBUTORS
        28,000   Hitachi High-Technologies
                   Corp.                                                460,176
       230,000   Mitsubishi Corp.                                     2,385,510
       111,000   Nagase & Co., Ltd.                                     747,668
                                                                 --------------
                                                                      3,593,354
                                                                 --------------
                 Total Japan                                        102,836,857
                                                                 --------------
                 Malaysia (0.3%)
                 ELECTRIC UTILITIES
       432,000   YTL Corp. Berhad                                       522,879
                                                                 --------------
                 New Zealand (0.4%)
                 CONSTRUCTION MATERIALS
       120,200   Fletcher Building Ltd.                                 323,414
                                                                 --------------
                 FOREST PRODUCTS
       423,000   Carter Holt Harvey Ltd.                         $      474,440
                                                                 --------------
                 Total New Zealand                                      797,854
                                                                 --------------
                 Singapore (3.7%)
                 AIR FREIGHT/COURIERS
       387,400   SembCorp Logistics Ltd.                                374,041
                                                                 --------------
                 AIRLINES
       273,000   Singapore Airlines Ltd.                              1,898,448
                                                                 --------------
                 ELECTRONIC COMPONENTS
       104,100   Venture Corp., Ltd.                                  1,130,741
                                                                 --------------
                 MARINE SHIPPING
       508,000   Neptune Orient Lines Ltd.*                             648,138
                                                                 --------------
                 REAL ESTATE DEVELOPMENT
       830,000   Capitaland Ltd.                                        777,529
       174,400   City Developments Ltd.                                 606,391
                                                                 --------------
                                                                      1,383,920
                                                                 --------------
                 REGIONAL BANKS
       152,000   Oversea - Chinese Banking
                   Corp., Ltd.                                        1,057,012
        87,494   United Overseas Bank Ltd.                              683,861
                                                                 --------------
                                                                      1,740,873
                                                                 --------------
                 TRUCKS/CONSTRUCTION/FARM
                 MACHINERY
       751,000   SembCorp Industries Ltd.                               569,724
                                                                 --------------
                 Total Singapore                                      7,745,885
                                                                 --------------
                 South Korea (10.1%)
                 AUTOMOTIVE AFTERMARKET
         5,980   Hankook Tire Co., Ltd.                                  41,264
                                                                 --------------
                 CHEMICALS: SPECIALTY
        15,720   Honan Petrochemical Corp.                              629,331
                                                                 --------------
                 DEPARTMENT STORES
        38,860   Hyundai Department Store
                   Co., Ltd.                                            982,987
                                                                 --------------
                 ELECTRONIC COMPONENTS
        29,200   Samsung SDI Co., Ltd.                                3,008,784
                                                                 --------------
                 FINANCE/RENTAL/LEASING
        34,790   LG Card Co., Ltd.                                      354,071
                                                                 --------------

                        SEE NOTES TO FINANCIAL STATEMENTS

   NUMBER OF
    SHARES                                                           VALUE
-------------------------------------------------------------------------------
                 FOOD: SPECIALTY/CANDY
         9,140   Orion Corp.                                     $      624,515
                                                                 --------------
                 HOUSEHOLD/PERSONAL CARE
         6,550   LG Household & Health
                   Care Ltd.                                            148,537
                                                                 --------------
                 INDUSTRIAL MACHINERY
        43,680   Hyundai Mobis                                        1,685,959
                                                                 --------------
                 INVESTMENT BANKS/BROKERS
        36,100   Daishin Securities Co., Ltd.                           519,852
       129,350   Good Morning Shinhan
                   Securities Co., Ltd.*                                535,317
        15,820   Samsung Securities Co., Ltd.                           338,046
                                                                 --------------
                                                                      1,393,215
                                                                 --------------
                 MAJOR BANKS
        67,660   Cho Hung Bank                                          219,152
        24,940   Kookmin Bank*                                          909,973
                                                                 --------------
                                                                      1,129,125
                                                                 --------------
                 REGIONAL BANKS
        11,110   Korea Exchange Bank Credit
                   Services Co., Ltd.                                    62,775
        37,170   Shinhan Financial Group
                   Co., Ltd.*                                           533,691
                                                                 --------------
                                                                        596,466
                                                                 --------------
                 SEMICONDUCTORS
        15,939   Samsung Electronics Co., Ltd.                        6,327,137
         6,180   Samsung Electronics Co.,
                   Ltd. (Pref.)                                       1,226,605
                                                                 --------------
                                                                      7,553,742
                                                                 --------------
                 TOBACCO
        17,060   KT&G Corp.                                             328,520
                                                                 --------------
                 TRUCKS/CONSTRUCTION/FARM
                 MACHINERY
        75,960   Daewoo Shipbuilding & Marine
                   Engineering Co., Ltd.*                             1,020,071
        23,120   STX Shipbuilding Co., Ltd.*                            383,706
                                                                 --------------
                                                                      1,403,777
                                                                 --------------
                 WIRELESS TELECOMMUNICATIONS
         6,780   SK Telecom Co., Ltd.                                 1,196,807
                                                                 --------------
                 Total South Korea                                   21,077,100
                                                                 --------------
                 Taiwan (8.5%)
                 AIRLINES
     1,948,779   EVA Airways Corp.                               $      825,851
                                                                 --------------
                 CHEMICALS: SPECIALTY
       320,120   Nan Ya Plastic Corp.                                   426,764
                                                                 --------------
                 COMPUTER COMMUNICATIONS
       240,350   Zyxel Communications Corp.                             526,959
                                                                 --------------
                 COMPUTER PERIPHERALS
       266,440   Hon Hai Precision Industry
                   Co., Ltd.                                          1,191,845
                                                                 --------------
                 COMPUTER PROCESSING
                 HARDWARE

       372,915   Acer Inc.                                              548,727
        60,900   Quanta Computer Inc.                                   165,781
                                                                 --------------
                                                                        714,508
                                                                 --------------
                 CONSTRUCTION MATERIALS
     1,237,000   Taiwan Cement Corp.                                    622,504
                                                                 --------------
                 ELECTRICAL PRODUCTS
       594,960   Phoenixtec Power Co., Ltd.                             709,120
                                                                 --------------
                 ELECTRONIC COMPONENTS
       136,800   Infortrend Technology Inc.                             430,771
       411,000   Ya Hsin Industrial Co., Ltd.                           560,015
                                                                 --------------
                                                                        990,786
                                                                 --------------
                 ELECTRONIC EQUIPMENT/
                 INSTRUMENTS
       988,000   Au Optronics Corp.                                   1,331,678
                                                                 --------------
                 ELECTRONIC PRODUCTION
                 EQUIPMENT
       192,000   Waffer Technology Co., Ltd.                            418,128
                                                                 --------------
                 ELECTRONICS/APPLIANCE STORES
        67,870   Largan Precision Co., Ltd.                             725,039
                                                                 --------------
                 ENGINEERING & Construction
       679,000   CTCI Corp.                                             509,550
                                                                 --------------
                 FINANCIAL CONGLOMERATES
       592,000   Cathay Financial Holding
                   Co., Ltd.                                            975,633
       332,000   Fubon Financial Holding
                   Co., Ltd.                                            349,782

                       SEE NOTES TO FINANCIAL STATEMENTS

   NUMBER OF
    SHARES                                                           VALUE
-------------------------------------------------------------------------------
     1,330,000   Taishin Financial Holdings
                 Co., Ltd.                                       $      943,290
                                                                 --------------
                                                                      2,268,705
                                                                 --------------
                 INDUSTRIAL SPECIALTIES
        76,800   Asia Optical Co. Inc.                                  506,274
                                                                 --------------
                 INVESTMENT BANKS/BROKERS
     1,132,920   Polaris Securities Co., Ltd.*                          563,459
       690,543   Yuanta Core Pacific
                   Securities Co.                                       428,795
                                                                 --------------
                                                                        992,254
                                                                 --------------
                 MARINE SHIPPING
       741,460   Evergreen Marine Corp.                                 650,250
       588,000   Taiwan Navigation Co. Ltd.                             389,347
                                                                 --------------
                                                                      1,039,597
                                                                 --------------
                 REGIONAL BANKS
     1,376,696   Chinatrust Financial Holding
                   Co., Ltd.                                          1,430,176
                                                                 --------------
                 SEMICONDUCTORS
       193,400   Novatek Microelectronics
                   Corp., Ltd.                                          608,999
        46,748   Richtek Technology Corp.*                              244,884
       228,000   SunPlus Technology Co., Ltd.                           395,880
       496,946   Taiwan Semiconductor
                   Manufacturing Co., Ltd.*                             979,852
                                                                 --------------
                                                                      2,229,615
                                                                 --------------
                 WIRELESS TELECOMMUNICATIONS
       239,000   Taiwan Cellular Corp.                                  214,523
                                                                 --------------
                 Total Taiwan                                        17,673,876
                                                                 --------------
                 Thailand (1.0%)
                 MAJOR BANKS
       486,600   Kasikornbank PCL
                   (Alien Shares)*                                      541,343
       195,300   Kasikornbank PCL (NVDR)*                               206,286
                                                                 --------------
                                                                        747,629
                                                                 --------------
                 REGIONAL BANKS
       378,300   Bangkok Bank PCL
                   (Alien Shares)*                                      884,276
       119,100   Bangkok Bank PCL (NVDR)*                               256,065
       269,800   Siam Commercial Bank PCL
                   (Alien Shares)*                               $      278,231
                                                                 --------------
                                                                      1,418,572
                                                                 --------------
                 Total Thailand                                       2,166,201
                                                                 --------------
                 Total Common and Preferred
                   Stocks and Rights
                 (Cost $187,360,659)                                201,423,771
                                                                 --------------
 PRINCIPAL
 AMOUNT IN
 THOUSANDS
--------------
                 Short-Term Investments (2.4%)
                 Commercial Paper (a) (0.2%)
                 FINANCIAL CONGLOMERATES
$          350   General Electric Capital Corp.
                   1.05% due 12/05/03
                   (Cost $349,653)                                      349,653
                                                                 --------------
                 Repurchase Agreement (2.2%)
         4,671   Joint repurchase agreement
                   account 1.05% due 11/03/03
                   (dated 10/31/03;
                   proceeds $4,671,409) (b)
                   (Cost $4,671,000)                                  4,671,000
                                                                 --------------
                 Total Short-Term Investments
                   (Cost $5,020,653)                                  5,020,653
                                                                 --------------
Total Investments
 (COST $192,381,312) (c)        99.1%                               206,444,424
Other Assets in Excess of
 Liabilities                     0.9                                  1,851,335
                               -----                             --------------
Net Assets                     100.0%                            $  208,295,759
                               =====                             ==============

----------
  NVDR NON VOTING DEPOSITORY RECEIPT.
   *   NON-INCOME PRODUCING SECURITY.
  **   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
  ++ COMPRISED OF SECURITIES IN SEPARATE ENTITIES THAT ARE TRADED AS A SINGLE STAPLED SECURITY.
  (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
  (b)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
  (c) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $197,278,602. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $34,514,262 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $25,348,440, RESULTING IN NET UNREALIZED APPRECIATION OF $9,165,822.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Pacific Growth Fund Inc.
SUMMARY OF INVESTMENTS - OCTOBER 31, 2003

                                                              PERCENT OF
INDUSTRY                                  VALUE               NET ASSETS
-------------------------------------------------------------------------
Advertising/Marketing
 Services                             $      320,525              0.2%
Air Freight/Couriers                         374,041              0.2
Airlines                                   5,475,369              2.6
Apparel/Footwear                             979,366              0.5
Apparel/Footwear Retail                    1,762,039              0.8
Auto Parts: O.E.M                          1,330,134              0.6
Automotive Aftermarket                        41,264              0.0
Beverages: Non-Alcoholic                     424,571              0.2
Broadcasting                                 303,173              0.1
Building Products                          1,682,172              0.8
Chemicals: Major Diversified               1,610,035              0.8
Chemicals: Specialty                       6,918,008              3.3
Commercial Printing/Forms                  2,620,862              1.3
Computer Communications                      526,959              0.3
Computer Peripherals                       2,349,018              1.1
Computer Processing
 Hardware                                  3,251,050              1.6
Construction Materials                     1,153,754              0.6
Consumer Sundries                             60,243              0.0
Containers/Packaging                         992,649              0.5
Department Stores                          1,413,276              0.7
Electric Utilities                         2,575,898              1.2
Electrical Products                        2,655,005              1.3
Electronic Components                      7,623,902              3.7
Electronic Distributors                    1,306,965              0.6
Electronic Equipment/
 Instruments                              19,586,797              9.4
Electronic Production
 Equipment                                   418,128              0.2
Electronics/Appliance Stores                 725,039              0.3
Electronics/Appliances                     5,137,688              2.5
Engineering & Construction                 2,448,738              1.2
Finance/Rental/Leasing                     1,834,300              0.9
Financial Conglomerates                    3,405,757              1.6
Food Retail                                1,718,471              0.8
Food: Meat/Fish/Dairy                        897,464              0.4
Food: Specialty/Candy                      1,235,687              0.6
Forest Products                              474,440              0.2
Gas Distributors                             812,287              0.4
Home Building                              2,916,635              1.4
Home Furnishings                             151,999              0.1
Household/Personal Care                      148,537              0.1
Industrial Conglomerates                   3,560,427              1.7
Industrial Machinery                      10,590,586              5.1
Industrial Specialties                $    2,132,126              1.0%
Investment Banks/Brokers                   2,385,469              1.1
Investment Trusts/Mutual
 Funds                                       643,485              0.3
Life/Health Insurance                        886,994              0.4
Major Banks                                7,534,605              3.6
Major Telecommunications                   2,842,902              1.4
Marine Shipping                            1,687,735              0.8
Media Conglomerates                        1,908,627              0.9
Metal Fabrications                         1,422,598              0.7
Miscellaneous Manufacturing                2,228,320              1.1
Motor Vehicles                            11,234,791              5.4
Movies/Entertainment                         555,090              0.3
Oil & Gas Production                       1,710,440              0.8
Oilfield Services/Equipment                  777,370              0.4
Other Metals/Minerals                      3,889,398              1.9
Other Transportation                         739,433              0.4
Pharmaceuticals: Major                     1,900,627              0.9
Pharmaceuticals: Other                     4,462,778              2.1
Property - Casualty Insurers                 910,565              0.4
Railroads                                  1,806,218              0.9
Real Estate Development                   13,050,692              6.3
Recreational Products                      5,085,797              2.4
Regional Banks                             6,767,034              3.2
Repurchase Agreement                       4,671,000              2.2
Semiconductors                            11,090,093              5.3
Textiles                                   1,148,380              0.6
Tobacco                                      328,520              0.2
Tools/Hardware                             1,272,678              0.6
Trucks/Construction/Farm
 Machinery                                 1,973,501              0.9
Wholesale Distributors                     4,172,570              2.0
Wireless Telecommunications                1,411,330              0.7
                                      --------------        -------------
                                      $  206,444,424             99.1%
                                      ==============        =============

                                                              PERCENT OF
TYPE OF INVESTMENT                        VALUE               NET ASSETS
-------------------------------------------------------------------------
Common Stocks                         $  200,114,061             96.1%
Preferred Stocks                           1,226,605              0.6
Rights                                        83,105              0.0
Short-Term Investments                     5,020,653              2.4
                                      --------------        -------------
                                      $  206,444,424             99.1%
                                      ==============        =============

                        SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Pacific Growth Fund Inc.
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
OCTOBER 31, 2003

Assets:
Investments in securities, at value (cost $192,381,312)                  $    206,444,424
Cash (including $407,465 in foreign currency)                                     563,284
Receivable for:
  Investments sold                                                                952,702
  Capital stock sold                                                              719,436
  Dividends                                                                       415,712
  Foreign withholding taxes reclaimed                                              32,534
Prepaid expenses and other assets                                                  29,276
                                                                         ----------------
    Total Assets                                                              209,157,368
                                                                         ----------------
Liabilities:
Payable for:
  Investments purchased                                                           202,549
  Investment management fee                                                       166,897
  Distribution fee                                                                165,306
  Capital stock redeemed                                                          127,487
Accrued expenses and other payables                                               199,370
                                                                         ----------------
    Total Liabilities                                                             861,609
                                                                         ----------------
    Net Assets                                                           $    208,295,759
                                                                         ================
Composition of Net Assets:
Paid-in-capital                                                          $    596,497,465
Net unrealized appreciation                                                    14,067,289
Accumulated net investment loss                                                (1,411,888)
Accumulated net realized loss                                                (400,857,107)
                                                                         ----------------
    Net Assets                                                           $    208,295,759
                                                                         ================
Class A Shares:
Net Assets                                                               $      4,930,647
Shares Outstanding (500,000,000 SHARES AUTHORIZED, $.01 PAR VALUE)                416,098
    Net Asset Value Per Share                                            $          11.85
                                                                         ================
    Maximum Offering Price Per Share,
    (NET ASSET VALUE PLUS 5.54% OF NET ASSET VALUE)                      $          12.51
                                                                         ================
Class B Shares:
Net Assets                                                               $    187,065,423
Shares Outstanding (500,000,000 SHARES AUTHORIZED, $.01 PAR VALUE)             16,125,646
    Net Asset Value Per Share                                            $          11.60
                                                                         ================
Class C Shares:
Net Assets                                                               $      7,718,225
Shares Outstanding (500,000,000 SHARES AUTHORIZED, $.01 PAR VALUE)                665,897
    Net Asset Value Per Share                                            $          11.59
                                                                         ================
Class D Shares:
Net Assets                                                               $      8,581,464
Shares Outstanding (500,000,000 SHARES AUTHORIZED, $.01 PAR VALUE)                718,659
    Net Asset Value Per Share                                            $          11.94
                                                                         ================

                        SEE NOTES TO FINANCIAL STATEMENTS

Statement of Operations
FOR THE YEAR ENDED OCTOBER 31, 2003

Net Investment Loss:
Income
Dividends (net of $357,494 foreign withholding tax)                                     $      3,043,379

Interest                                                                                          41,737
                                                                                        ----------------
    Total Income                                                                               3,085,116
                                                                                        ----------------
Expenses
Investment management fee                                                                      1,632,818
Distribution fee (Class A shares)                                                                 12,995
Distribution fee (Class B shares)                                                              1,580,046
Distribution fee (Class C shares)                                                                 40,734
Transfer agent fees and expenses                                                                 809,044
Custodian fees                                                                                   226,968
Shareholder reports and notices                                                                  108,482
Professional fees                                                                                 76,344
Registration fees                                                                                 70,973
Directors' fees and expenses                                                                      18,448
Other                                                                                             18,498
                                                                                        ----------------
    Total Expenses                                                                             4,595,350
                                                                                        ----------------
    Net Investment Loss                                                                       (1,510,234)
                                                                                        ----------------
Net Realized and Unrealized Gain (Loss):
Net Realized Loss on:
  Investments                                                                                (14,117,171)
  Foreign exchange transactions                                                                 (135,119)
                                                                                        ----------------
    Net Realized Loss                                                                        (14,252,290)
                                                                                        ----------------
Net Change in Unrealized Appreciation/Depreciation on:
  Investments                                                                                 72,521,292
  Translation of other assets and liabilities denominated in foreign currencies                   13,424
                                                                                        ----------------
    Net Appreciation                                                                          72,534,716
                                                                                        ----------------
    Net Gain                                                                                  58,282,426
                                                                                        ----------------
Net Increase                                                                            $     56,772,192
                                                                                        ================

                       SEE NOTES TO FINANCIAL STATEMENTS

Statement of Changes in Net Assets

                                                                       FOR THE YEAR          FOR THE YEAR
                                                                           ENDED                 ENDED
                                                                     OCTOBER 31, 2003      OCTOBER 31, 2002
                                                                    ------------------    ------------------
Increase (Decrease) in Net Assets:
Operations:
Net investment loss                                                 $       (1,510,234)   $       (2,522,630)
Net realized loss                                                          (14,252,290)           (4,042,984)
Net change in unrealized depreciation                                       72,534,716             5,813,420
                                                                    ------------------    ------------------
    Net Increase (Decrease)                                                 56,772,192              (752,194)

Net decrease from transactions from capital stock transactions             (24,265,550)          (68,175,208)
                                                                    ------------------    ------------------

    Net Increase (Decrease)                                                 32,506,642           (68,927,402)

Net Assets:
Beginning of period                                                        175,789,117           244,716,519
                                                                    ------------------    ------------------

End of period
  (INCLUDING ACCUMULATED NET INVESTMENT LOSSES OF
  $1,411,888 AND $124,141, RESPECTIVELY)                            $      208,295,759    $      175,789,117
                                                                    ==================    ==================

                        SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Pacific Growth Fund Inc.
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 2003

1. Organization and Accounting Policies
Morgan Stanley Pacific Growth Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to maximize capital appreciation of its investments. The Fund was incorporated in Maryland on June 13, 1990 and commenced operations on November 30, 1990. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the "Investment Manager") or Morgan Stanley Asset & Investment Trust Management Co., Limited ("MSAITM") or Morgan Stanley Investment Management Company ("MSIMC") (collectively the "Sub-Advisors"), affiliates of the Investment Manager, determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Directors; (6) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Directors; and (7) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Repurchase Agreements -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Foreign Currency Translation and Forward Foreign Currency Contracts -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

H. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Management and Sub-Advisory Agreements
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.95% to the portion of daily net assets not exceeding $1 billion; 0.90% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.85% to the portion of daily net assets in excess of $2 billion.

Effective August 11, 2003, the Investment Manager entered into two new Sub-Advisory Agreements with the Sub-Advisors, thereby replacing the previous Sub-Advisory Agreement with Morgan Stanley Investment Management Inc. (the "Former Sub-Advisor"). Under both the current and the previous Sub-Advisory Agreements, the Sub-Advisor invests the Fund's assets including the placing of orders for the purchase and sale of portfolio securities. As compensation for its services provided pursuant to the Sub-Advisory Agreements, the Investment Manager paid MSAITM compensation of $86,892 for the period August 11, 2003 through October 31, 2003, paid MSIMC compensation of $99,703 for the period August 11, 2003 through October 31, 2003 and paid the Former Sub-Advisor compensation of $466,532 for the period November 1, 2002 through August 10, 2003.

3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager and Sub-Advisors. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Directors will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $38,862,588 at October 31, 2003.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended October 31, 2003, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.24% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended October 31, 2003, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $45,038, $99,557 and $7,654, respectively and received $18,732 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2003 aggregated $67,154,511 and $99,131,499, respectively.

For the year ended October 31, 2003, the Fund incurred brokerage commissions with the following affiliates of the Investment Manager, the Sub-Advisors and the Distributor, for portfolio transactions executed on behalf of the Fund:

Morgan Stanley & Co. Inc.                            $ 30,743
Morgan Stanley International Limited                 $  5,487
Morgan Stanley, S.V., S.A.                           $    487
China International Capital Corp. Limited            $  2,825

At October 31, 2003, Morgan Stanley Fund of Fund-International Portfolio, an affiliate of the Investment Manager, Sub-Advisors and Distributor, owned 465,552 Class D shares of capital stock of the Fund.

Morgan Stanley Trust, an affiliate of the Investment Manager, Sub-Advisors and Distributor, is the Fund's transfer agent. At October 31, 2003, the Fund had transfer agent fees and expenses payable of approximately $7,400.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 2003 included in Directors' fees and expenses in the Statement of Operations amounted to $6,665. At October 31, 2003, the Fund had an accrued pension liability of $53,547 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. Capital Stock
Transactions in capital stock were as follows:

                                                       FOR THE YEAR                   FOR THE YEAR
                                                          ENDED                           ENDED
                                                     OCTOBER 31, 2003                OCTOBER 31, 2002
                                                ---------------------------   ----------------------------
                                                  SHARES         AMOUNT          SHARES         AMOUNT
                                                -----------   -------------   -----------    -------------
CLASS A SHARES
Sold                                             14,758,421   $ 132,604,913    11,088,637    $ 106,497,570
Redeemed                                        (14,817,501)   (135,236,132)  (10,964,391)    (106,399,064)
                                                -----------   -------------   -----------    -------------
Net increase (decrease) -- Class A                  (59,080)     (2,631,219)      124,246           98,506
                                                -----------   -------------   -----------    -------------
CLASS B SHARES
Sold                                              2,630,509      24,525,139     6,326,639       60,646,610
Redeemed                                         (5,611,113)    (50,285,230)  (13,263,251)    (127,326,461)
                                                -----------   -------------   -----------    -------------
Net decrease -- Class B                          (2,980,604)    (25,760,091)   (6,936,612)     (66,679,851)
                                                -----------   -------------   -----------    -------------
CLASS C SHARES
Sold                                              3,072,285      27,766,006     3,818,052       36,594,557
Redeemed                                         (2,779,931)    (24,834,757)   (3,882,326)     (37,640,725)
                                                -----------   -------------   -----------    -------------
Net increase (decrease) -- Class C                  292,354       2,931,249       (64,274)      (1,046,168)
                                                -----------   -------------   -----------    -------------
CLASS D SHARES
Sold                                              3,165,373      28,214,139     2,620,642       25,207,755
Redeemed                                         (3,082,203)    (27,019,628)   (2,686,742)     (25,755,450)
Net increase (decrease) -- Class D                   83,170       1,194,511       (66,100)        (547,695)
                                                -----------   -------------   -----------    -------------
Net decrease in Fund                             (2,664,160)  $ (24,265,550)   (6,942,740)   $ (68,175,208)
                                                ===========   =============   ===========    =============

6. Purposes of and Risks Relating to Certain Financial Instruments
The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. At October 31, 2003, there were no outstanding forward contracts.

At October 31, 2003, the Fund's cash balance consisted principally of interest bearing deposits with J.P. Morgan Chase, the Fund's custodian.

At October 31, 2003, investments in securities of issuers in Japan represented 49.4% of the Fund's net assets. These investments, as well as other non-U.S. investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in this region.

7. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of October 31, 2003, the tax-basis components of accumulated losses were as follows:

Net accumulated earnings                                    --
Capital loss carryforward*                      $ (397,318,158)
Temporary differences                                  (53,547)
Net unrealized appreciation                          9,169,999
                                                --------------
Total accumulated losses                        $ (388,201,706)
                                                ==============

*As of October 31, 2003, the Fund had a net capital loss carryforward of $397,318,158 of which $54,029,023 will expire on October 31, 2005, $268,351,895 will expire on October 31, 2006,

$26,405,832 will expire on October 31, 2007, $25,208,399 will expire on October 31, 2009, $8,520,809 will expire on October 31, 2010 and $14,802,200 will expire on October 31, 2011 to offset future capital gains to the extent provided by regulations.

As of October 31, 2003, the Fund had temporary book/tax differences primarily attributable to the mark-to-market of passive foreign investment companies ("PFICs") and capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss, foreign currency losses and tax adjustments on PFICs sold by the Fund. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $283,162, accumulated net realized loss was credited $60,675 and accumulated net investment loss was credited $222,487.

Morgan Stanley Pacific Growth Fund Inc.
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of capital stock outstanding throughout each period:

                                                                   FOR THE YEAR ENDED OCTOBER 31,
                                                ----------------------------------------------------------------------
                                                   2003           2002           2001           2000           1999
                                                ----------     ----------     ----------     ----------     ----------
Class A Shares

Selected Per Share Data:
Net asset value, beginning of period            $     8.60     $     8.92     $    13.29     $    14.54     $     9.76
                                                ----------     ----------     ----------     ----------     ----------
Income (loss) from investment
  operations:
    Net investment income (loss)++                   (0.02)         (0.05)         (0.03)         (0.10)          0.05
    Net realized and unrealized gain
     (loss)                                           3.27          (0.27)         (4.13)         (1.02)          4.73
                                                ----------     ----------     ----------     ----------     ----------
Total income (loss) from investment
  operations                                          3.25          (0.32)         (4.16)         (1.12)          4.78
                                                ----------     ----------     ----------     ----------     ----------
Less dividends from net investment
  income                                                 -              -          (0.21)         (0.13)             -
                                                ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                  $    11.85     $     8.60     $     8.92     $    13.29     $    14.54
                                                ==========     ==========     ==========     ==========     ==========
Total Return+                                        37.79       %(3.59)%         (31.42)%        (8.10)%        48.98%

Ratios to Average Net Assets(1):
Expenses                                              1.96          %1.88          %1.74          %1.60         %1.79%
Net investment income (loss)                         (0.17)%        (0.40)%        (0.38)%        (0.68)%         0.34%

Supplemental Data:
Net assets, end of period, in thousands         $    4,931     $    4,089     $    3,131     $   15,646     $   10,048
Portfolio turnover rate                                 40%            32%            37%            37%           128%

----------
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
(1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.


                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                    FOR THE YEAR ENDED OCTOBER 31,
                                                ----------------------------------------------------------------------
                                                   2003           2002           2001           2000           1999
                                                ----------     ----------     ----------     ----------     ----------
Class B Shares

Selected Per Share Data:
Net asset value, beginning of period            $     8.53     $     8.89     $    13.11     $    14.39     $     9.73
                                                ----------     ----------     ----------     ----------     ----------
Income (loss) from investment
  operations:
    Net investment loss++                            (0.08)         (0.11)         (0.13)         (0.23)         (0.06)
    Net realized and unrealized gain
      (loss)                                          3.15          (0.25)         (4.05)         (1.02)          4.72
                                                ----------     ----------     ----------     ----------     ----------
Total income (loss) from investment
  operations                                          3.07          (0.36)         (4.18)         (1.25)          4.66

Less dividends from net investment
  income                                                 -              -          (0.04)         (0.03)             -
                                                ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                  $    11.60     $     8.53     $     8.89     $    13.11     $    14.39
                                                ==========     ==========     ==========     ==========     ==========
Total Return+                                        35.99%         (4.05)%       (31.87)%        (8.86)%        47.89%

Ratios to Average Net Assets(1):
Expenses                                              2.72%          2.64%          2.55%          2.37%          2.56%
Net investment loss                                  (0.93)%        (1.16)%        (1.19)%        (1.45)%        (0.43)%

Supplemental Data:
Net assets, end of period, in thousands         $  187,065     $  163,000     $  231,422     $  469,924     $  633,216
Portfolio turnover rate                                 40%            32%            37%            37%           128%

----------
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
(1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                    FOR THE YEAR ENDED OCTOBER 31,
                                                ----------------------------------------------------------------------
                                                   2003           2002           2001           2000           1999
                                                ----------     ----------     ----------     ----------     ----------
Class C Shares

Selected Per Share Data:
Net asset value, beginning of period            $     8.52     $     8.86     $    13.07     $    14.38     $     9.72
                                                ----------     ----------     ----------     ----------     ----------
Income (loss) from investment
  operations:
    Net investment loss++                            (0.09)         (0.10)         (0.13)         (0.23)         (0.05)
    Net realized and unrealized gain
      (loss)                                          3.16          (0.24)         (4.05)         (1.00)          4.71
                                                ----------     ----------     ----------     ----------     ----------
Total income (loss) from investment
  operations                                          3.07          (0.34)         (4.18)         (1.23)          4.66
                                                ----------     ----------     ----------     ----------     ----------
Less dividends from net investment
  income                                                 -              -          (0.03)         (0.08)             -
                                                ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                  $    11.59     $     8.52     $     8.86     $    13.07     $    14.38
                                                ==========     ==========     ==========     ==========     ==========
Total Return+                                        36.03%         (3.84)%       (31.89)%        (8.88)%        47.94%

Ratios to Average Net Assets(1):
Expenses                                              2.72%          2.47%          2.50%          2.37%          2.56%
Net investment loss                                  (0.93)%        (0.99)%        (1.14)%        (1.45)%        (0.43)%

Supplemental Data:
Net assets, end of period, in thousands         $    7,718     $    3,182     $    3,880     $   11,219     $   12,278
Portfolio turnover rate                                 40%            32%            37%            37%           128%

----------
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
(1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                    FOR THE YEAR ENDED OCTOBER 31,
                                                ----------------------------------------------------------------------
                                                   2003           2002           2001           2000           1999
                                                ----------     ----------     ----------     ----------     ----------
Class D Shares

Selected Per Share Data:
Net asset value, beginning of period            $     8.68     $     8.96     $    13.35     $    14.61     $     9.78
                                                ----------     ----------     ----------     ----------     ----------
Income (loss) from investment
  operations:
    Net investment income (loss)++                    0.00          (0.02)         (0.02)         (0.20)          0.06
    Net realized and unrealized gain
      (loss)                                          3.26          (0.26)         (4.11)         (0.91)          4.77
                                                ----------     ----------     ----------     ----------     ----------
Total income (loss) from investment
  operations                                          3.26          (0.28)         (4.13)         (1.11)          4.83
                                                ----------     ----------     ----------     ----------     ----------
Less dividends from net investment
  income                                                 -              -          (0.26)         (0.15)             -
                                                ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                  $    11.94     $     8.68     $     8.96     $    13.35     $    14.61
                                                ==========     ==========     ==========     ==========     ==========
Total Return+                                        37.56%         (3.12)%       (31.19)%        (7.94)%        49.39%

Ratios to Average Net Assets(1):
Expenses                                              1.72%          1.64%          1.55%          1.37%          1.56%
Net investment income (loss)                          0.07%         (0.16)%        (0.19)%        (0.45)%         0.57%

Supplemental Data:
Net assets, end of period, in thousands         $    8,581     $    5,518     $    6,284     $    5,125     $    2,489
Portfolio turnover rate                                 40%            32%            37%            37%           128%

----------
+ CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
(1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                        SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Pacific Growth Fund Inc.
INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Directors of Morgan Stanley Pacific Growth Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Pacific Growth Fund (the "Fund"), including the portfolio of investments, as of October 31, 2003, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Pacific Growth Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
NEW YORK, NEW YORK
DECEMBER 19, 2003

XIII. MORGAN STANLEY INVESTMENT MANAGEMENT
      PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT
     INTRODUCTION -- Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

     Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

     PROXY RESEARCH SERVICES -- To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

      VOTING PROXIES FOR CERTAIN NON-US COMPANIES -- While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II. GENERAL PROXY VOTING GUIDELINES
     To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.

III. GUIDELINES
A. MANAGEMENT PROPOSALS

     1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

          -    Selection or ratification of auditors.

          -    Approval of financial statements, director and auditor reports.

          -    Election of Directors.

          - Limiting Directors' liability and broadening indemnification of Directors.

          - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.

          - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

          - Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

          -    General updating/corrective amendments to the charter.

          -    Elimination of cumulative voting.

          -    Elimination of preemptive rights.

          - Provisions for confidential voting and independent tabulation of voting results.

          - Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

     2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

          CAPITALIZATION CHANGES

          - Capitalization changes that eliminate other classes of stock and voting rights.

          - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if:
               (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

          - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

          -    Proposals for share repurchase plans.

          - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

          -    Proposals to effect stock splits.

          - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

          COMPENSATION

          - Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

          - Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

          - Establishment of Employee Stock Option Plans and other employee ownership plans.

          ANTI-TAKEOVER MATTERS

          - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

          -    Adoption of anti-greenmail provisions provided that the proposal:
               (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

     3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

          - Capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

          - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

          -    Creation of "blank check" preferred stock.

          -    Changes in capitalization by 100% or more.

          - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

          - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

          -    Proposals to indemnify auditors.

          4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

       CORPORATE TRANSACTIONS

          - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

          - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

          - Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

          - Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

               (i)   Whether the stock option plan is incentive based;

               (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

               (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

          ANTI-TAKEOVER PROVISIONS

          -    Proposals requiring shareholder ratification of poison pills.

          - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B. SHAREHOLDER PROPOSALS
     1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

          -    Requiring auditors to attend the annual meeting of shareholders.

          - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

          - Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

          -    Confidential voting.

          -    Reduction or elimination of supermajority vote requirements.

     2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

          -    Proposals that limit tenure of directors.

          -    Proposals to limit golden parachutes.

          - Proposals requiring directors to own large amounts of stock to be eligible for election.

          -    Restoring cumulative voting in the election of directors.

          - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

          - Proposals that limit retirement benefits or executive compensation.

          -    Requiring shareholder approval for bylaw or charter amendments.

          - Requiring shareholder approval for shareholder rights plan or poison pill.

          -    Requiring shareholder approval of golden parachutes.

          -    Elimination of certain anti-takeover related provisions.

          -    Prohibit payment of greenmail.

     3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

          - Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

          - Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

          - Proposals that require inappropriate endorsements or corporate actions.

IV. ADMINISTRATION OF PROXY POLICIES AND PROCEDURES


A. PROXY REVIEW COMMITTEE
     1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

          (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

          (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

          (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

          (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

          (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

          (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

          (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

                     MORGAN STANLEY PACIFIC GROWTH FUND INC.
                            PART C OTHER INFORMATION

ITEM 23. EXHIBITS

(a)(1). Articles of Incorporation of the Registrant, dated December 19, 1980, is incorporated by reference to Exhibit 1(a) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on January 30, 1996.

(a)(2). Amendment, dated November 30, 1990, to the Articles of Incorporation of the Registrant is incorporated by reference to Exhibit 1(b) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on January 30, 1996.

(a)(3). Amendment, dated July 28, 1997, to the Articles of Incorporation of the Registrant is incorporated by reference to Exhibit 1(a and b) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on July 17, 1997.

(a)(4). Amendment, dated June 19, 1998, to the Articles of Incorporation of the Registrant is incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on August 20, 1998.

(a)(5). Amendment of the Articles of Incorporation of the Registrant dated June 18, 2001, is incorporated by reference to Exhibit 1(e) of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on December 28, 2001.

(a)(6). Certificate of Correction to Articles of Amendment, dated December 29, 2003, filed herein.

(a)(7). Certificate of Correction to Articles Supplementary, dated December 29, 2003, filed herein.

(b). Amended and Restated By-Laws of the Registrant, dated April 24, 2003, filed herein.

(c).      Not Applicable.

(d)(1). Amended Investment Management Agreement between the Registrant and Morgan Stanley Investment Advisors Inc., dated April 30, 1998, is incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on August 20, 1998.

(d)(2). Sub-Advisory Agreement between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Management Company, dated August 11, 2003, filed herein.

(d)(3). Services Agreement between Morgan Stanley Asset & Investment Trust Management Co., Limited and Morgan Stanley Investment Management Inc., dated February 15, 2002, filed herein.

(e)(1). Distribution Agreement, between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Distributors Inc., dated June 22, 1998, is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on August 20, 1998.

(e)(2). Selected Dealer Agreement between Morgan Stanley Distributors Inc. and Morgan Stanley DW Inc., dated January 4, 1993, is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on January 30, 1996.

(e)(3). Omnibus Selected Dealer Agreement between Morgan Stanley Dean Witter Distributors Inc. and National Financial Services Corporation, dated October 17, 1998, is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on December 24, 1998.

(f). Amended and Restated Retirement Plan for Non-Interested Trustees and Directors, dated May 8, 1997, is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on February 4, 2000.

(g)(1). Custody Agreement between The Chase Manhattan Bank and the Registrant, dated November 30, 1990, is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on January 30, 1996.

(g)(2). Amendment to the Custody Agreement, dated June 15, 2001, is incorporated by reference to Exhibit 7(b) of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on December 28, 2001.

(h)(1). Amended and Restated Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Trust, dated September 1, 2000, is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A filed on December 28, 2000.

(h)(2). Amended and Restated Services Agreement between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc., dated June 22, 1998, is incorporated by reference to Exhibit 9 of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on August 20, 1998.

(i)(1). Opinion of Sheldon Curtis, Esq., dated October 1, 1990, is incorporated by reference to Exhibit 9(a) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on February 4, 2000.

(i)(2). Opinion of Piper & Marbury, Maryland Counsel, dated October 2, 1990, is incorporated by reference to Exhibit 9(b) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on February 4, 2000.

(j).      Consent of Independent Auditors, filed herein.

(k).      Not Applicable.

(l).      Not Applicable.

(m). Amended and Restated Plan of Distribution pursuant to Rule 12b-1 between the Registrant and Morgan Stanley Distributors Inc., dated September 27, 1990, is incorporated by reference to Exhibit 15 of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on July 17, 1997.

(n). Amended Multi-Class Plan pursuant to Rule 18f-3, dated March 12, 2001, is incorporated by reference to Exhibit 14 of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on December 28, 2001.

(o).      Not Applicable.

(p)(1). Code of Ethics of Morgan Stanley Investment Management Inc., is incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on December 27, 2002.

(p)(2). Code of Ethics of the Morgan Stanley Funds, is incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on December 27, 2002.

Other     Powers of Attorney of Directors dated October 22, 2003, filed herein.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

     None

ITEM 25. INDEMNIFICATION.

     Reference is made to Section 3.15 of the Registrant's By-Laws and Section 2-418 of the Maryland General Corporation Law.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

     Registrant, in conjunction with the Investment Manager, Registrant's Directors, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Director, officer, employee, or agent of registrant, or who is or was serving at the request of registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     See "Fund Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors"). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley & Co.

THE PRINCIPAL ADDRESSES ARE AS FOLLOWS:

MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY FUNDS
MORGAN STANLEY INVESTMENT ADVISORS INC.
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
MORGAN STANLEY INVESTMENT GROUP INC. ("MORGAN STANLEY INVESTMENT GROUP") THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UNIVERSAL INSTITUTIONAL FUNDS") 1221 Avenue of the Americas New York, New York 10020.

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("MORGAN STANLEY & CO.
INTERNATIONAL")
25 Cabot Square, London, England.

MORGAN STANLEY INSTITUTIONAL FUND TRUST
MORGAN STANLEY DISTRIBUTION, INC.
One Tower Bridge, West Conshohocken, PA 19428.

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181.

MORGAN STANLEY TRUST ("MORGAN STANLEY TRUST")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

      NAME AND POSITION WITH                 OTHER SUBSTANTIAL BUSINESS, PROFESSION,VOCATION OR EMPLOYMENT,
 MORGAN STANLEY INVESTMENT ADVISORS            INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
-----------------------------------  ------------------------------------------------------------------------------------------
Mitchell M. Merin                    President and Chief Operating Officer of Morgan Stanley Investment Management; Chairman
President,Chief Executive Officer    and Director of Morgan Stanley Distributors; Chairman and Director of Morgan Stanley
and Director                         Trust; President, Chief Executive Officer and Director of Morgan Stanley Services;
                                     President of the Morgan Stanley Retail Funds and the Institutional Funds; Director of
                                     Morgan Stanley Investment Management Inc.; Director of various Morgan Stanley subsidiaries;
                                     Trustee, President and Chief Executive Officer of the Van Kampen Open-End Funds; President
                                     and Chief Executive Officer of the Van Kampen Closed-End Funds.

                                     Managing Director and General Counsel of Morgan Stanley Investment Management;
Barry Fink                           Managing Director and Director of Morgan Stanley Services; Managing Director, Secretary,
Managing Director,                   and Director of Morgan Stanley Distributors; Vice President and General Counsel of
and Director                         the Morgan Stanley Funds.

A. Thomas Smith III                  Vice President and Assistant Secretary of the Morgan Stanley Funds.
Managing Director and General
Counsel

Joseph J. McAlinden                  Chief Investment Officer and Managing Director of Morgan Stanley Investment Management
Managing Director and                Inc.; Director of Morgan Stanley Trust.

Thomas L. Bennett                    Managing Director and Director of Morgan Stanley Investment Management Inc.; Director of
Managing Director                    Morgan Stanley Distribution, Inc.

Ronald E. Robison                    Managing Director, Chief Administrative Officer and Director of Morgan Stanley Services;
Managing Director, Chief             Chief Executive Officer and Director of Morgan Stanley Trust; Managing Director of the
Administrative Officer and           Distributor; Executive Vice President and Principal Executive Officer of the Morgan
Director                             Stanley Funds.

Dominic P. Caldecott                 Managing Director of Morgan Stanley Investment Management Inc. and Morgan Stanley
Managing Director                    Investment Management Limited; Vice President and Investment Manager of Morgan Stanley & Co.
                                     International.

Rajesh K. Gupta                      Managing Director and Chief Administrative Officer-Investments of Morgan Stanley
Managing Director and Chief          Investment Management Inc.
Administrative Officer-Investments

John B. Kemp, III                    President and Chief Executive Officer of Morgan Stanley Distributors.
Executive Director

Francis J. Smith                     Executive Director of Morgan Stanley Services; Vice President and Chief Financial Officer
Executive Director                   of the Morgan Stanley Funds.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

(1)   Active Assets California Tax-Free Trust

(2)   Active Assets Government Securities Trust

(3)   Active Assets Institutional Government Securities Trust

(4)   Active Assets Institutional Money Trust

(5)   Active Assets Money Trust

(6)   Active Assets Tax-Free Trust

(7)   Morgan Stanley Aggressive Equity Fund

(8)   Morgan Stanley Allocator Fund

(9)   Morgan Stanley American Opportunities Fund

(10)  Morgan Stanley Balanced Growth Fund

(11)  Morgan Stanley Balanced Income Fund

(12)  Morgan Stanley Biotechnology Fund

(13)  Morgan Stanley California Tax-Free Daily Income Trust

(14)  Morgan Stanley California Tax-Free Income Fund

(15)  Morgan Stanley Capital Opportunities Trust

(16)  Morgan Stanley Convertible Securities Trust

(17)  Morgan Stanley Dividend Growth Securities Inc.

(18)  Morgan Stanley European Growth Fund Inc.

(19)  Morgan Stanley Federal Securities Trust

(20)  Morgan Stanley Financial Services Trust

(21)  Morgan Stanley Flexible Income Trust

(22)  Morgan Stanley Fund of Funds

(23)  Morgan Stanley Fundamental Value Fund

(24)  Morgan Stanley Global Advantage Fund

(25)  Morgan Stanley Global Dividend Growth Securities

(26)  Morgan Stanley Global Utilities Fund

(27)  Morgan Stanley Growth Fund

(28)  Morgan Stanley Hawaii Municipal Trust

(29)  Morgan Stanley Health Sciences Trust

(30)  Morgan Stanley High Yield Securities Inc.

(31)  Morgan Stanley Income Builder Fund

(32)  Morgan Stanley Information Fund

(33)  Morgan Stanley International Fund

(34)  Morgan Stanley International SmallCap Fund

(35)  Morgan Stanley International Value Equity Fund

(36)  Morgan Stanley Japan Fund

(37)  Morgan Stanley KLD Social Index Fund

(38)  Morgan Stanley Latin American Growth Fund

(39)  Morgan Stanley Limited Duration Fund

(40)  Morgan Stanley Limited Duration U.S. Treasury Trust

(41)  Morgan Stanley Limited Term Municipal Trust

(42)  Morgan Stanley Liquid Asset Fund Inc.

(43)  Morgan Stanley Market Leader Trust

(44)  Morgan Stanley Mid-Cap Value Fund

(45)  Morgan Stanley Multi-State Municipal Series Trust

(46   Morgan Stanley Nasdaq-100 Index Fund

(47)  Morgan Stanley Natural Resource Development Securities Inc.

(48)  Morgan Stanley New York Municipal Money Market Trust

(49)  Morgan Stanley New York Tax-Free Income Fund

(50)  Morgan Stanley Pacific Growth Fund Inc.

(51)  Morgan Stanley Prime Income Trust

(52)  Morgan Stanley Quality Income Trust

(53)  Morgan Stanley Real Estate Fund

(54)  Morgan Stanley S&P 500 Index Fund

(55)  Morgan Stanley Select Dimensions Investment Series

(56)  Morgan Stanley Small-Mid Special Value Fund

(57)  Morgan Stanley Special Growth Fund

(58)  Morgan Stanley Special Value Fund

(59)  Morgan Stanley Strategist Fund

(60)  Morgan Stanley Tax-Exempt Securities Trust

(61)  Morgan Stanley Tax-Free Daily Income Trust

(62)  Morgan Stanley Total Market Index Fund

(63)  Morgan Stanley Total Return Trust

(64)  Morgan Stanley U.S. Government Money Market Trust

(65)  Morgan Stanley U.S. Government Securities Trust

(66)  Morgan Stanley Utilities Fund

(67)  Morgan Stanley Value-Added Market Series

(68)  Morgan Stanley Value Fund

(69)  Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 26 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. None of the following persons has any position or office with the Registrant.

                                     POSITIONS AND OFFICE WITH
NAME                                MORGAN STANLEY DISTRIBUTORS
----                  -----------------------------------------------------
John Schaeffer                                Director

Fred Gonfiantini      Executive Director and Financial Operations Principal

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

ITEM 29. MANAGEMENT SERVICES

     Registrant is not a party to any such management-related service contract.

ITEM 30. UNDERTAKINGS

     Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 29th day of December, 2003.

                                   MORGAN STANLEY PACIFIC GROWTH FUND INC.

                                    By:         /s/ BARRY FINK
                                       -----------------------------------------
                                                Barry Fink
                                                VICE PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 17 has been signed below by the following persons in the capacities and on the dates indicated.

                           SIGNATURES                                    TITLE                            DATE
                           ----------                                    -----                            ----

(1)  Principal Executive Officer                            Executive Vice President and
                                                            Principal Executive Offer
By:                  /s/ RONALD E. ROBISON
    -----------------------------------------------------
                     Ronald E. Robison                                                                   12/29/03

(2)  Principal Financial Officer                            Chief Financial Officer

By:                  /s/ FRANCIS J. SMITH
    -----------------------------------------------------
                      Francis J. Smith                                                                   12/29/03

(3)  Majority of the Directors

     Charles A. Fiumefreddo (Chairman)
     Philip J. Purcell
     James F. Higgins

By:                     /s/ Barry Fink
    -----------------------------------------------------
                        Barry Fink                                                                       12/29/03
                        Attorney-in-Fact

  Michael Bozic                   Joseph J. Kearns
  Edwin J. Garn                   Michael E. Nugent
  Wayne E. Hedien                 Fergus Reid
  Manuel H. Johnson

By:                  /s/ STUART M. STRAUSS
   ------------------------------------------------------
                    Stuart M. Strauss                                                                    12/29/03
                    Attorney-in-Fact

                    MORGAN STANLEY PACIFIC GROWTH FUND INC.

                                  EXHIBIT INDEX

(a)(6). --     Certificate of Correction to Articles of Amendment, dated
               December 29, 2003.

(a)(7). --     Certificate of Correction to Articles Supplementary, dated
               December 29, 2003.

(b).    --     Amended and Restated By-Laws of the Registrant, dated
               April 24, 2003.

(d)(2). --     Sub-Advisory Agreement between Morgan Stanley Investment
               Advisors Inc. and Morgan Stanley Investment Management
               Company, dated August 11, 2003.

(d)(3). --     Services Agreement between Morgan Stanley Asset & Investment
               Trust Management Co., Limited and Morgan Stanley Investment
               Management Inc., dated February 15, 2002.

(j).    --     Consent of Independent Auditors.

(Other) --     Powers of Attorney of Directors, dated October 22, 2003.